UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07896

GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Content & Connectivity Fund

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Evan D. Miller, CFA Portfolio Manager BA, Northwestern University MBA, Booth School of Business, University of Chicago	Sergey Dluzhevskiy, CFA, CPA Portfolio Manager BS, Case Western Reserve University MBA, The Wharton School, University of Pennsylvania	Brett Harriss Portfolio Manager BA, Columbia University MBA, Columbia Business School, Columbia University

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli Global Content & Connectivity Fund increased 15.6% compared with an increase of 25.1% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Communication Services Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In accordance with its concentration policy, the Fund will invest at least 25% of the value of its total assets in the telecommunications related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Global equities rebounded from a challenging fourth quarter, with the MSCI AC World Index up 12.3% in the first quarter of 2019. The stock market rally was largely driven by indications from central banks in the U.S. and Europe that monetary tightening was unlikely in the near-term as well as signs of progress in the U.S. - China trade negotiations. Information Technology was the best performing sector, up 18.9%, followed by real estate (+16.2%), helped by expectations that interest rates may remain at levels lower than previously anticipated, and energy (+14.3%), driven by higher oil prices. The communications sector (up 11.2% in the quarter) held its own, with North America (+13.9%) leading all geographic regions.

Global equities rose in the second quarter, with MSCI AC World Index up 3.8%, on continued dovishness from major central banks as well as renewed hopes for the U.S. – China trade deal after Presidents Donald Trump and Xi Jinping agreed to restart negotiations (with no near-term escalation in tariffs) at the G20 meeting in Osaka. Financials (led by JP Morgan Chase and Citigroup) was the best performing sector in the quarter, up 6.1%, followed by Information Technology (+5.3%), and Consumer Discretionary (+4.6%). Communication Services sector was in the “middle of the pack,” up 3.4% in the second quarter.

MSCI AC World Index was essentially flat for the third quarter, reflecting a mixed quarter for global equities (with developed markets registering modest gains and emerging markets declining), amidst continued concerns over the U.S. - China trade dispute and global growth, while central banks in the U.S. and Europe remained largely accommodative. Utilities was the best performing sector in the quarter, up 5.6%, followed by Consumer Staples (+3.7%), Real Estate (+3.0%), and Information Technology (+2.7%). Communication Services sector was in the “middle of the pack,” up 0.4% in the third quarter.

MSCI AC World Index recorded a robust fourth quarter, with strong gains across all major geographies. Although much of the focus has been on the U.S. market reaching record highs, the 9.0% gain in the MSCI AC World Index was achieved with reasonably consistent contributions from North America (+8.9%), Europe (+8.9%), Latin America (+10.5%), Japan (+7.5%), and Asia, ex-Japan (+10.4%). The first phase of the trade deal between the U.S. and China was certainly a contributor to the global equities rally in the quarter, as was the perceived lower risk of global recession heading into 2020. Information Technology was the best performing sector in the quarter, up 14.6%, followed by Health Care (+13.8%), Materials (+9.4%), and Financials (9.0%). Communication Services, up 8.3%, closed out the Top 5.

Selected holdings that contributed positively to performance in 2019 were:

Facebook Inc. (4.2% of net assets as of December 31, 2019) is an online social networking and social media service with over 2.4 billion monthly active users. Revenues were up 29% year over year to $17.6 billion, while operating margin was at 41%. Daily active users were up 9% (to 2.45 billion); Comcast Corp. (4.6%) is a television and broadband provider in the U.S., UK, Italy and Germany. The introduction of the industry leading X1 platform has helped Comcast gain video subscribers in the US while a reinvestment in content and more focused leadership have improved NBC’s viewership and profitability; and Alphabet Inc. (5.1%) is an umbrella company whose subsidiaries include the core Google business (the Google search engine and related ad revenue, Android, YouTube) as well as multiple independent companies, such as Google Ventures, Waymo, and Verily. Total revenue was up 20%. At Google (core business), website revenue was up 19% (to $29 billion), led by an 18% improvement in paid clicks, with the cost per click falling by 2% due to the mix shift towards mobile search.

Some of our weaker performing stocks during the year:

Telephone and Data Systems (2.0%) provides wireless, cable and wireline broadband, TV, voice, and hosted and managed services in the United States. Down largely due to investor disappointment that USM is not planning to sell its wireless towers in the near term and weaker than expected postpaid wireless net additions were a contributing factor as well; U.S. Cellular Corp. (1.6%) is a mobile network operator which owns and operates the fifth largest wireless telecommunications network in the U.S. Share weakness was largely driven by wide 2019 EBITDA guidance range; and Uniti Group Inc. (no longer held) an internally managed real estate investment trust, and is a leading provider of wireless infrastructure solutions for the communications industry. The company was impacted by its largest tenant, Windstream, filing for bankruptcy in early 2019 as well as by the ongoing dispute about the nature of Windstream’s lease and risk that related master lease payments might be reduced.

Thank you for your investment in The Gabelli Global Content and Connectivity Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	Since Inception (11/1/93)
Class AAA (GABTX)	15.62%	2.95%	5.03%	4.36%	6.88%
MSCI AC World Telecommunication Services Index (b)	25.09	4.97	6.72	5.97	N/A
MSCI AC World Index	26.60	8.41	8.79	6.86	7.20	(c)
Class A (GTCAX)	15.64	2.92	5.01	4.35	6.87
With sales charge (d)	8.99	1.71	4.39	3.94	6.63
Class C (GTCCX)	14.81	2.19	4.25	3.58	6.28
With contingent deferred sales charge (e)	13.81	2.19	4.25	3.58	6.28
Class I (GTTIX)	16.42	3.50	5.44	4.67	7.06

In the current prospectuses dated April 30, 2019, as amended by the supplement dated December 3, 2019, the gross expense ratios for Class AAA, A, C, and I Shares are 1.73%, 1.73%, 2.48%, and 1.48%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.91%. See page 13 for the expense ratios for the year ended December 31, 2019. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares, and Class C Shares is 5.75%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI AC World Telecommunication Services Index name changed to MSCI AC World Communication Services Index.
(c)	The MSCI AC World Index since inception performance is as of October 31, 1993.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL CONTENT & CONECTIVITY FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Content & Connectivity Fund

Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Content & Connectivity Fund
Actual Fund Return
Class AAA	$1,000.00	$1,041.60	1.63%	$ 8.39
Class A	$1,000.00	$1,041.10	1.62%	$ 8.33
Class C	$1,000.00	$1,038.00	2.31%	$ 11.87
Class I	$1,000.00	$1,044.80	0.98%	$ 5.05
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.99	1.63%	$ 8.29
Class A	$1,000.00	$1,017.04	1.62%	$ 8.24
Class C	$1,000.00	$1,013.56	2.31%	$ 11.72
Class I	$1,000.00	$1,020.27	0.98%	$ 4.99
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Global Content & Connectivity Fund

Communication Services	81.0%
Information Technology	6.0%
Consumer Discretionary	3.9%
Financials	3.9%
Real Estate	2.3%
U.S. Government Obligations	1.2%
Industrials	0.8%

Health Care	0.8%
Consumer Staples	0.2%
Utilities	0.0%*
Other Assets and Liabilities (Net)	(0.1)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 98.1%
	COMMUNICATION SERVICES — 80.3%
	Telecommunication Services — 41.8%
	Wireless Telecommunication Services — 18.7%
	Wireless Telecommunication Services — 18.7%
62,500	America Movil SAB de CV, Cl. L, ADR	$210,700	$1,000,000
4,500	Anterix Inc.†	166,779	194,445
10,000	Axiata Group Berhad	7,116	10,121
9,500	China Mobile Ltd., ADR	113,184	401,565
72,808	Econet Wireless Zimbabwe Ltd.†	21,788	6,373
17,500	Gogo Inc.†	93,514	112,000
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	134
49,000	KDDI Corp.	386,824	1,467,001
23,292	Millicom International Cellular SA, SDR	1,232,638	1,115,567
16,200	NTT DOCOMO Inc.	251,251	452,953
18,000	PLDT Inc., ADR	242,214	359,820
240,000	PT Indosat Tbk†	38,553	50,308
11,500	Rogers Communications Inc., Cl. B	37,946	571,205
3,500	Shenandoah Telecommunications Co.	7,917	145,635
45,000	Sistema PJSC FC, GDR	228,379	219,330
14,000	SK Telecom Co. Ltd., ADR	213,315	323,540
20,000	SoftBank Group Corp.	721,385	875,431
40,000	Sprint Corp.†	202,752	208,400
60,000	TIM Participacoes SA	123,340	233,724
55,500	T-Mobile US Inc.†	1,546,591	4,352,310
56,000	Turkcell Iletisim Hizmetleri A/S, ADR	277,945	324,800
33,800	United States Cellular Corp.†	1,126,509	1,224,574
140,000	VEON Ltd., ADR	223,340	354,200
31,000	Vodafone Group plc, ADR	654,169	599,230

		8,128,212	14,602,666

	Diversified Telecommunication Services — 23.1%
	Integrated Telecommunication Services — 19.9%
9,500	AT&T Inc.	193,967	371,260
1,900	ATN International Inc.	5,893	105,241
37,415,054	Cable & Wireless Jamaica Ltd.†(a)	499,070	409,347
16,400	China Unicom Hong Kong Ltd., ADR	104,722	153,504
44,000	Cincinnati Bell Inc.†	289,030	460,680
101,000	Deutsche Telekom AG, ADR	1,836,835	1,645,290
3,107	Hellenic Telecommunications Organization SA	43,544	49,698
2,000	Hellenic Telecommunications Organization SA, ADR	16,157	16,140
15,000	Koninklijke KPN NV	39,437	44,268

Shares		Cost	Market Value
26,000	Maroc Telecom	$426,215	$417,050
18,000	Nippon Telegraph & Telephone Corp.	165,752	456,730
2,000	Nippon Telegraph & Telephone Corp., ADR	38,489	101,000
20,500	Nuvera Communications Inc.	227,926	389,500
453	Oi SA, Cl. C, ADR†	1,724	422
2,000	Orange SA, ADR	28,867	29,180
200,000	Pakistan Telecommunication Co. Ltd.	29,365	12,088
90,000	PCCW Ltd.	74,681	53,245
6,400	Proximus SA	185,008	183,206
9,700	PT Telekomunikasi Indonesia Persero Tbk, ADR	21,613	276,450
3,000	Rostelecom PJSC, ADR	20,044	22,515
180,000	Singapore Telecommunications Ltd.	136,646	451,020
9,800	Swisscom AG, ADR	235,828	517,979
18,000	Telecom Argentina SA, ADR	66,803	204,300
11,500	Telecom Italia SpA, ADR†	86,914	71,070
5,021	Telefonica Brasil SA, ADR	27,844	71,901
3,935	Telefonica SA	58,513	27,485
77,000	Telefonica SA, ADR	246,054	536,690
70,000	Telekom Austria AG	498,397	571,621
123,000	Telekom Malaysia Berhad	114,886	114,866
36,300	Telenor ASA	515,432	651,013
60,000	Telephone & Data Systems Inc.	1,141,189	1,525,800
128,000	Telesites SAB de CV†	97,176	94,777
259,000	Telia Co. AB	556,485	1,113,000
26,000	TELUS Corp.	284,822	1,006,980
405,000	True Corp. Public Co. Ltd.	61,287	62,196
53,300	Verizon Communications Inc.	1,673,375	3,272,620

		10,049,990	15,490,132

	Alternative Carriers — 3.2%
106,000	CenturyLink Inc.	1,695,738	1,400,260
300	Iliad SA	29,953	38,884
22,500	Intelsat SA†	360,317	158,175
28,000	TIME dotCom Berhad	56,823	63,112
25,000	Zayo Group Holdings Inc.†	716,486	866,250

		2,859,317	2,526,681

	Media & Entertainment — 38.5%
	Media — 25.9%
	Cable & Satellite — 13.9%
6,200	Cogeco Inc.	120,942	496,983
79,800	Comcast Corp., Cl. A	2,430,616	3,588,606
28,461	DISH Network Corp., Cl. A†	553,488	1,009,512
280,000	Dish TV India Ltd., GDR†	271,241	28,000
3,500	GCI Liberty Inc., Cl. A†	19,375	247,975
184,000	Grupo Televisa SAB, ADR	2,266,000	2,158,320
1,025	Liberty Broadband Corp., Cl. A†	1,876	127,674

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATION SERVICES (Continued)
	Media & Entertainment (Continued)
	Media (Continued)
	Cable & Satellite (Continued)
1,000	Liberty Broadband Corp., Cl. C†	$3,616	$125,750
14,840	Liberty Global plc, Cl. A†	181,787	337,462
58,600	Liberty Global plc, Cl. C†	706,948	1,277,187
1,000	Liberty Latin America Ltd., Cl. A†	13,803	19,300
3,444	Liberty Latin America Ltd., Cl. C†	36,730	67,020
15,500	Liberty Media Corp. - Liberty
	SiriusXM, Cl. A†	537,457	749,270
12,000	Liberty Media Corp. - Liberty
	SiriusXM, Cl. C†	474,012	577,680
2,000	MultiChoice Group†	13,807	16,636

		7,631,698	10,827,375

	Broadcasting — 12.0%
1,400	AMC Networks Inc., Cl. A†	28,458	55,300
300,000	Corus Entertainment Inc., Cl. B	1,099,064	1,229,063
18,000	Discovery Inc., Cl. A†	337,965	589,320
85,000	Discovery Inc., Cl. C†	1,672,913	2,591,650
55,666	Fox Corp., Cl. B.	2,078,388	2,026,242
11,000	MSG Networks Inc., Cl. A†	67,634	191,400
3,000	Nordic Entertainment Group AB, Cl. B	63,636	96,985
6,000	Sinclair Broadcast Group Inc., Cl. A	175,753	200,040
9,000	Tokyo Broadcasting System Holdings Inc.	114,490	154,563
54,070	ViacomCBS Inc., Cl. B	2,494,517	2,269,318

		8,132,818	9,403,881

	Interactive Media & Services — 9.4%
	Interactive Media & Services — 9.4%
3,000	Alphabet Inc., Cl. C†	3,121,332	4,011,060
16,000	Facebook Inc., Cl. A†	2,638,926	3,284,000

		5,760,258	7,295,060

	Entertainment — 3.2%
	Movies & Entertainment — 2.7%
1,600	Liberty Media Corp.- Liberty Braves, Cl. A†	39,285	47,440
10,500	Liberty Media Corp.- Liberty Braves, Cl. C†	206,736	310,170
950	Liberty Media Corp.- Liberty Formula One, Cl. A†	1,143	41,591
2,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	4,491	91,930
100	Netflix Inc.†	28,468	32,357
4,000	The Madison Square Garden Co., Cl. A†	514,978	1,176,760
2,674	The Walt Disney Co.	138,858	386,741

		933,959	2,086,989

Shares		Cost	Market Value
	Interactive Home Entertainment — 0.5%
3,000	Modern Times Group MTG AB, Cl. B†	$45,669	$35,761
3,000	Take-Two Interactive Software Inc.†	293,129	367,290

		338,798	403,051

	TOTAL COMMUNICATION SERVICES	43,835,050	62,635,835

	INFORMATION TECHNOLOGY — 6.0%
	Technology Hardware & Equipment — 1.7%
	Technology Hardware, Storage & Peripherals — 1.3%
	Technology hardware, Storage & Peripherals — 1.3%
3,500	Apple Inc.	559,163	1,027,775

	Electronic Equipment, Instruments & Components — 0.1%
	Electronic Equipment & Instruments — 0.1%
1,000	Sony Corp., ADR	52,638	68,000

	Communications Equipment — 0.3%
	Communications Equipment — 0.3%
5,000	EchoStar Corp., Cl. A†	109,544	216,550

	Software & Services — 3.6%
	Software — 1.0%
	Systems Software — 0.4%
2,000	Microsoft Corp.	152,364	315,400

	Application Software — 0.6%
35,000	MiX Telematics Ltd., ADR	593,390	453,950

	IT Services — 2.6%
	IT Consulting & Other Services — 1.3%
56,062	Cassava SmarTech Zimbabwe Ltd.†	85,775	4,678
12,000	InterXion Holding NV†	145,827	1,005,720

		231,602	1,010,398

	Data Processing & Outsourced Services — 1.3%
2,000	Mastercard Inc., Cl. A	292,729	597,180
2,000	Visa Inc., Cl. A	218,924	375,800

		511,653	972,980

	Semiconductors & Semiconductor Equipment — 0.7%
	Semiconductors & Semiconductor Equipment — 0.7%
	Semiconductors — 0.7%
15,000	SMART Global Holdings Inc.†	401,880	569,100

	TOTAL INFORMATION TECHNOLOGY	2,612,234	4,634,153

	FINANCIALS — 3.9%
	Diversified Financials — 3.9%
	Diversified Financial Services — 3.1%
	Multi-Sector Holdings — 3.1%
97,500	First Pacific Co. Ltd.	48,559	33,158

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	Diversified Financials (Continued)
	Diversified Financial Services (Continued)
	Multi-Sector Holdings (Continued)
4,100	First Pacific Co. Ltd., ADR	$3,337	$6,806
1,000	Kinnevik AB, Cl. A	33,558	25,463
96,000	Kinnevik AB, Cl. B	2,341,640	2,347,126
12,000	Waterloo Investment Holdings Ltd.†(a)	1,432	2,520

		2,428,526	2,415,073

	Consumer Finance — 0.8%
	Consumer Finance — 0.8%
5,000	American Express Co.	471,162	622,450

	TOTAL FINANCIALS	2,899,688	3,037,523

	CONSUMER DISCRETIONARY —3.8%
	Retailing — 2.6%
	Internet & Direct Marketing Retail — 2.6%
	Internet & Direct Marketing Retail — 2.6%
72	Expedia Group Inc.	6,881	7,786
8,600	Naspers Ltd., Cl. N	1,883,150	1,406,597
8,600	Prosus NV†	721,572	641,792
2,000	Qurate Retail Inc., Cl. A†	15,202	16,860

		2,626,805	2,073,035

	Automobiles & Components — 1.2%
	Automobiles — 1.2%
	Automobile Manufacturers — 1.2%
25,000	General Motors Co.	862,082	915,000

	TOTAL CONSUMER DISCRETIONARY	3,488,887	2,988,035

	REAL ESTATE — 2.3%
	Real Estate — 2.3%
	Real Estate Management & Development — 0.3%
	Real Estate Development — 0.3%
27,360	CK Asset Holdings Ltd.	150,629	197,503

	Equity Real Estate Investment Trusts — 2.0%
	Specialized REITs — 2.0%
2,000	CyrusOne Inc., REIT	24,800	130,860
2,500	Equinix Inc., REIT	227,567	1,459,250

		252,367	1,590,110

	TOTAL REAL ESTATE	402,996	1,787,613

	INDUSTRIALS — 0.8%
	Commercial & Professional Services — 0.1%
	Commercial Services & Supplies — 0.1%
	Security & Alarm Services — 0.1%
30,000	G4S plc	0	86,629
900	Marlowe plc†	521	6,050

		521	92,679

Shares		Cost	Market Value
	Capital Goods — 0.7%
	Industrial Conglomerates — 0.3%
	Industrial Conglomerates — 0.3%
27,360	CK Hutchison Holdings Ltd.	$245,763	$260,879

	Electrical Equipment — 0.1%
	Electrical Components & Equipment — 0.1%
1,800	Furukawa Electric Co. Ltd.	53,735	46,717

	Construction & Engineering — 0.3%
	Construction & Engineering — 0.3%
6,000	Bouygues SA	167,997	254,941

	TOTAL INDUSTRIALS	468,016	655,216

	HEALTH CARE — 0.8%
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.8%
	Health Care Equipment — 0.8%
13,000	GN Store Nord A/S	76,744	611,377

	CONSUMER STAPLES — 0.2%
	Food, Beverage & Tobacco — 0.2%
	Food Products — 0.2%
	Agricultural Products — 0.2%
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	136,680

	Beverages — 0.0%
	Distillers & Vintners — 0.0%
1,768	Gusbourne plc†	1,486	1,991

	Food & Staples Retailing — 0.0%
	Food & Staples Retailing — 0.0%
	Food Retail — 0.0%
504	Meikles Ltd.	203	75

	TOTAL CONSUMER STAPLES	54,584	138,746

	UTILITIES — 0.0%
	Utilities — 0.0%
	Multi-Utilities — 0.0%
	Multi-Utilities — 0.0%
200	National Grid plc, ADR	10,528	12,534

	TOTAL COMMON STOCKS	53,848,727	76,501,032

	CLOSED-END FUNDS — 0.1%
	CONSUMER DISCRETIONARY — 0.1%
	Retailing — 0.1%
	Internet & Direct Marketing Retail — 0.1%
	Internet & Direct Marketing Retail — 0.1%
5,800	Altaba Inc., Escrow†	0	120,350

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	WARRANTS — 0.7%
	COMMUNICATION SERVICES — 0.7%
	Telecommunication Services — 0.7%
	Wireless Telecommunication Services — 0.7%
	Wireless Telecommunication Services — 0.7%
81,000	Bharti Airtel Ltd., expire 11/30/20†(b)	$443,540	$517,590

Principal Amount
	CORPORATE BONDS — 0.0%
	COMMUNICATION SERVICES — 0.0%
	Telecommunication Services — 0.0%
	Wireless Telecommunication Services — 0.0%
	Wireless Telecommunication Services — 0.0%
$ 32,808	Econet Wireless Zimbabwe Ltd., 5.000%, 03/17/23(a)	1,768	1,532

	U.S. GOVERNMENT OBLIGATIONS — 1.2%
939,000	U.S. Treasury Bills, 1.531% to 1.557%††, 02/13/20 to 02/27/20	937,045	937,129

	TOTAL INVESTMENTS —100.1%	$55,231,080	78,077,633

	Other Assets and Liabilities (Net) — (0.1)%		(100,290)

	NET ASSETS — 100.0%		$77,977,343

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	63.3%	$49,431,624
Europe	19.9	15,547,950
Latin America	5.4	4,175,311
Japan	4.6	3,622,395
Asia/Pacific	3.8	2,994,995
Africa/Middle East	3.0	2,305,358

	100.0%	$78,077,633

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Statement of Assets and Liabilities December 31, 2019
Assets:
Investments, at value (cost $55,231,080)	$78,077,633
Foreign currency, at value (cost $1,911)	1,264
Receivable for Fund shares sold	7,575
Receivable from Adviser	30,943
Dividends receivable	90,797
Prepaid expenses	28,843

Total Assets	78,237,055

Liabilities:
Payable to custodian	20,919
Payable for Fund shares redeemed	19,817
Payable for investment advisory fees	65,784
Payable for distribution fees	13,857
Payable for accounting fees	11,250
Payable for legal and audit fees	54,427
Payable for shareholder communications expenses	42,568
Payable for shareholder services fees	19,896
Other accrued expenses	11,194

Total Liabilities	259,712

Net Assets (applicable to 3,972,680 shares outstanding)	$77,977,343

Net Assets Consist of:
Paid-in capital	$56,067,590
Total distributable earnings	21,909,753

Net Assets	$77,977,343

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($65,024,198 ÷ 3,311,189 shares outstanding; 150,000,000 shares authorized)	$19.64

Class A:
Net Asset Value and redemption price per share ($373,605 ÷ 18,860 shares outstanding; 50,000,000 shares authorized)	$19.81

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.02

Class C:
Net Asset Value and offering price per share ($84,556 ÷ 4,420 shares outstanding; 50,000,000 shares authorized)	$19.13	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($12,494,984 ÷ 638,211 shares outstanding; 50,000,000 shares authorized)	$19.58

Statement of Operations For the Year Ended December 31, 2019
Investment Income:
Dividends (net of foreign withholding taxes of $115,353)	$1,340,940
Income from non-cash dividends	1,268,866
Interest	23,302

Total Investment Income	2,633,108

Expenses:
Investment advisory fees	791,487
Distribution fees - Class AAA	164,815
Distribution fees - Class A	796
Distribution fees - Class C	1,800
Shareholder services fees	84,635
Shareholder communications expenses	80,773
Legal and audit fees	56,973
Registration expenses	48,037
Accounting fees	45,000
Custodian fees	32,377
Directors’ fees	18,724
Interest expense	1,335
Miscellaneous expenses	17,357

Total Expenses	1,344,109

Less:
Expenses paid indirectly by broker (See Note 6)	(689)
Expense reimbursements (See Note 3)	(91,150)

Total Credits and Reimbursements	(91,839)

Net Expenses	1,252,270

Net Investment Income	1,380,838

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,393,353
Net realized loss on foreign currency transactions	(6,130)

Net realized gain on investments and foreign currency transactions	3,387,223

Net change in unrealized appreciation/depreciation:
on investments	6,765,388
on foreign currency translations	(263)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,765,125

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	10,152,348

Net Increase in Net Assets Resulting from Operations	$11,533,186

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,380,838	$800,143
Net realized gain on investments and foreign currency transactions	3,387,223	3,939,456
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,765,125	(15,398,677)

Net Increase/(Decrease) in Net Assets Resulting from Operations	11,533,186	(10,659,078)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(3,972,615)	(3,588,419)
Class A	(22,666)	(12,799)
Class C	(3,829)	(14,569)
Class I	(855,412)	(802,477)

	(4,854,522)	(4,418,264)

Return of capital
Class AAA	—	(33,667)
Class A	—	(120)
Class C	—	(137)
Class I	—	(7,529)

	—	(41,453)

Total Distributions to Shareholders	(4,854,522)	(4,459,717)

Capital Share Transactions:
Class AAA	(3,728,999)	(6,132,278)
Class A	127,427	(294,869)
Class C	(221,139)	63,433
Class I	(979,121)	533,982
Class T*	—	(1,038)

Net Decrease in Net Assets from Capital Share Transactions	(4,801,832)	(5,830,770)

Redemption Fees	25	113

Net Increase/(Decrease) in Net Assets	1,876,857	(20,949,452)
Net Assets:
Beginning of year	76,100,486	97,049,938

End of year	$77,977,343	$76,100,486

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)	Portfolio Turnover Rate
Class AAA
2019	$18.08	$0.32(d)	$ 2.51	$ 2.83	$(0.37)	$(0.90)	—	$(1.27)	$0.00	$19.64	15.6%	$65,024	1.63	%(d)	1.74%	1.69%(e)	14%
2018	21.77	0.16	(2.76)	(2.60)	(0.15)	(0.93)	$(0.01)	(1.09)	0.00	18.08	(11.9)	63,196	0.78		1.72	1.72	19
2017	20.43	0.11	2.63	2.74	(0.14)	(1.26)	—	(1.40)	—	21.77	13.4	81,832	0.48		1.73	1.73	22
2016	21.30	0.27	0.29	0.56	(0.28)	(1.13)	(0.02)	(1.43)	0.00	20.43	2.7	87,893	1.23		1.65	1.65(f)	9
2015	23.63	0.26	(0.82)	(0.56)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.30	(2.5)	101,187	1.08		1.63	1.63	5
Class A
2019	$18.23	$0.36(d)	$ 2.50	$ 2.86	$(0.38)	$(0.90)	—	$(1.28)	$0.00	$19.81	15.6%	$374	1.80	%(d)	1.74%	1.68%(e)	14%
2018	21.94	0.16	(2.79)	(2.63)	(0.14)	(0.93)	$(0.01)	(1.08)	0.00	18.23	(11.9)	231	0.76		1.72	1.72	19
2017	20.58	0.10	2.66	2.76	(0.14)	(1.26)	—	(1.40)	—	21.94	13.4	576	0.43		1.73	1.73	22
2016	21.29	0.15	0.38	0.53	(0.09)	(1.13)	(0.02)	(1.24)	0.00	20.58	2.5	661	0.68		1.65	1.65(f)	9
2015	23.61	0.26	(0.81)	(0.55)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.29	(2.5)	846	1.08		1.63	1.63	5
Class C
2019	$17.45	$0.04(d)	$ 2.55	$ 2.59	$(0.01)	$(0.90)	—	$(0.91)	$0.00	$19.13	14.8%	$84	0.19	%(d)	2.49%	2.45%(e)	14%
2018	21.08	0.02	(2.68)	(2.66)	(0.03)	(0.93)	$(0.01)	(0.97)	0.00	17.45	(12.6)	279	0.08		2.47	2.47	19
2017	19.85	(0.06)	2.55	2.49	—	(1.26)	—	(1.26)	—	21.08	12.5	267	(0.28)		2.48	2.48	22
2016	20.71	0.09	0.30	0.39	(0.10)	(1.13)	(0.02)	(1.25)	0.00	19.85	1.9	328	0.42		2.40	2.40(f)	9
2015	22.98	0.08	(0.79)	(0.71)	(0.06)	(1.49)	(0.01)	(1.56)	0.00	20.71	(3.2)	441	0.36		2.38	2.38	5
Class I
2019	$18.03	$0.46(d)	$ 2.51	$ 2.97	$(0.52)	$(0.90)	—	$(1.42)	$0.00	$19.58	16.4%	$12,495	2.33	%(d)	1.49%	0.99%(e)	14%
2018	21.75	0.32	(2.79)	(2.47)	(0.31)	(0.93)	$(0.01)	(1.25)	0.00	18.03	(11.3)	12,394	1.52		1.47	1.00(e)	19
2017	20.40	0.28	2.62	2.90	(0.29)	(1.26)	—	(1.55)	—	21.75	14.2	14,374	1.26		1.48	1.00(e)	22
2016	21.27	0.30	0.33	0.63	(0.35)	(1.13)	(0.02)	(1.50)	0.00	20.40	3.0	6,361	1.41		1.40	1.35(e)(f)	9
2015	23.60	0.30	(0.79)	(0.49)	(0.34)	(1.49)	(0.01)	(1.84)	0.00	21.27	(2.2)	1,842	1.26		1.38	1.38	5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact to the expense ratios.

(d)

Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.01 (Class AAA), 0.04 (Class A), (0.27) (Class C), and 0.15 (Class I), and the net investment income ratio would have been 0.03% (Class AAA), 0.19% (Class A), (1.41%) (Class C), and 0.73% (Class I), respectively.

(e)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $91,150 for the year ended December 31, 2019 and certain Class I expenses to the Fund of $70,600, $56,231, and $899 for the years ended December 31, 2018, 2017, and 2016, respectively.

(f)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.22% (Class AAA), 1.54% (Class A), 1.99% (Class C), and 0.95% (Class I).

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Content & Connectivity Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Communication Services	$62,141,777	$ 84,711	$409,347	$62,635,835
Consumer Staples	138,671	75	—	138,746
Financials	3,035,003	—	2,520	3,037,523
Other (a)	10,688,928	—	—	10,688,928
Total Common Stocks	76,004,379	84,786	411,867	76,501,032
Closed-End Funds (a)	—	120,350	—	120,350
Warrants (a)	—	517,590	—	517,590
Corporate Bonds (a)	—	—	1,532	1,532
U.S. Government Obligations	—	937,129	—	937,129
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$76,004,379	$1,659,855	$413,399	$78,077,633

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2019.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately two basis points.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, sales relating to investments considered no longer to be passive foreign investments, capital gain adjustment on sale of real estate investment trusts and redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $84,346, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the year ended December 31, 2019 and 2018 were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,903,819	$1,045,421
Net long term capital gains	2,950,703	3,372,843
Return of Capital	—	41,453

Total distributions paid	$4,854,522	$4,459,717

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$19,774
Net unrealized appreciation on investments and foreign currency translations	21,889,979

Total	$21,909,753

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments previously considered to be a passive foreign investment company, and no longer considered a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$56,187,116	$26,400,369	$(4,509,852)	$21,890,517

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of Class I (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% of the value of that class’s average daily net assets. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2019, the Adviser reimbursed expenses in the amount of $91,150. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2019, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $161,750:

For the year ended December 31, 2018, expiring December 31, 2020	$70,600
For the year ended December 31, 2019, expiring December 31, 2021	91,150

$161,750

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $10,855,164 and $19,507,654, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid brokerage commissions on security trades of $13,236 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $479 from investors representing commissions (sales charges and underwriters fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $689.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $4,786 with a weighted average interest rate of 3.81%. The maximum amount borrowed at anytime during the year ended December 31, 2019 was $387,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75% and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	18,269	$359,384	37,061	$785,310
Shares issued upon reinvestment of distributions	192,809	3,794,424	194,100	3,470,481
Shares redeemed	(395,781)	(7,882,807)	(493,849)	(10,388,069)

Net decrease	(184,703)	$(3,728,999)	(262,688)	$(6,132,278)

Class A
Shares sold	11,470	$233,058	2,091	$43,839
Shares issued upon reinvestment of distributions	879	17,451	485	8,745
Shares redeemed	(6,170)	(123,082)	(16,146)	(347,453)

Net increase/(decrease)	6,179	$127,427	(13,570)	$(294,869)

Class C
Shares sold	957	$18,383	7,249	$145,473
Shares issued upon reinvestment of distributions	186	3,567	836	14,433
Shares redeemed	(12,687)	(243,089)	(4,769)	(96,473)

Net increase/(decrease)	(11,544)	$(221,139)	3,316	$63,433

Class I
Shares sold	18,555	$366,674	94,989	$2,058,019
Shares issued upon reinvestment of distributions	40,293	790,553	42,285	753,940
Shares redeemed	(108,204)	(2,136,348)	(110,731)	(2,277,977)

Net increase/(decrease)	(49,356)	$(979,121)	26,543	$533,982

Class T *
Shares redeemed	—	—	(48)	$(1,038)

Net decrease	—	—	(48)	$(1,038)

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Effective January 1, 2020, Mario J. Gabelli, CFA, and Brett Harriss no longer serve as portfolio managers of the Fund. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Content & Connectivity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Content & Connectivity Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Content & Connectivity Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2019, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2019) against a peer group of six other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional telecommunication funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Telecom Fund Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one, three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one, three, and ten year periods and in the fifth quintile for the five year period. The Independent Board Members also noted that had recently changed its name and investment mandate.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge and noted the impact of the expense limitation agreement. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of four other telecommunications funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that although the Fund’s total expense ratio was the highest in the Adviser Peer Group and the second highest in the Broadridge Expense Peer Group, it did not significantly depart from the median total expense ratio for each of the two peer groups, and that the Fund’s size was generally average within both peer groups. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, but did not have a favorable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Content & Connectivity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 75	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 80	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 84	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1993	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 68	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an MBA in Finance from the University of Chicago and a BA in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and an MBA at the Wharton School of the University of Pennsylvania.

Brett Harriss joined G. Research as a research analyst in 2008 covering Media and Entertainment. Currently, he oversees the digital research team responsible for covering the Telecommunication, Media, Technology, and Gaming & Lodging industries, and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Previously, he worked as a financial analyst at JetBlue and as an investment banker at JPMorgan Chase. Mr. Harris received his BA from Columbia University in Economics and his MBA from Columbia Business School in Finance and Economics.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.4826, $0.4904, $0.1217, and $0.6297, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $2,950,703, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2019, 27.75% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 75.25% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.93% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year of 2019, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2019 which was derived from U.S. Treasury securities was 0.60%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 1.20%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Content & Connectivity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q419AR

The Gabelli Global Growth Fund

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Caesar M. P. Bryan Portfolio Manager	Howard F. Ward, CFA Portfolio Manager	Christopher D. Ward, CFA Associate Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class I Share of The Gabelli Global Growth Fund (formerly The GAMCO Global Growth Fund) increased 31.0% compared with an increase of 26.6% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest at least 65% of its total assets in common stocks of companies, which the portfolio managers believe are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The S&P 500 returned 13.7% through the first quarter, the best first quarter since 1998. Just weeks after suggesting the Fed balance sheet runoff was on “autopilot”, and hiking rates for the ninth time this cycle, the Fed went out of its way to soothe markets. Fed chairman Jerome Powell clarified his intentions, to be patient and flexible with the balance sheet. Fed dot projections became considerably more dovish, with rate hike projections for 2019 decreasing from two to zero in just three months. This Fed pivot resulted in a brief cyclical surge, led by industrials and energy, as the 10-year yield rose from 2.55% to 2.78%. February and March proved cyclical leadership to be quite temporary, as market leadership swiftly returned to more defensive areas such as technology, utilities, consumer staples, and REITs, consistent with a falling 10-year yield from 2.78% to 2.40%. Domestic and Global PMIs continued to decline, consistent with S&P 500 earnings estimates which were steadily revised lower, from $172 in December to $166 at the end of the first quarter.

Global Purchasing Manager Indices (PMIs) continued to deteriorate in the second quarter reflecting a slowing economy. With leading economic indicators declining and China trade tensions escalating, CEO confidence (as measured by Chief Executive Magazine) declined. However, the market interpreted “bad news” as “good news” as the likelihood of a Fed rate cut increased. As a result, the “Fed relief rally” continued through the second quarter with the market returning 4.3%, fueled by multiple expansion.

For those anticipating more rate cuts, the Fed delivered in the third quarter with not one, but two, 25 basis point cuts. Fed Chairman Powell highlighted low unemployment and strong consumer spending, but acknowledged weakening capex, softer exports, muted inflation and geopolitical risks were sufficient cause for action. Indeed, the third quarter was rife with geopolitical turmoil. On August 1, the market reacted swiftly and violently to the escalating trade tensions between the U.S. and China. President Trump announced an expansion of tariffs to cover nearly 100% of Chinese exports. China responded, in an attempt to offset the tariff impact, by allowing the yuan to depreciate below the critical 7-to-1 U.S. dollar threshold. Markets panicked, fearing a currency war, which would have triggered a devastating ripple effect through the global economy. The S&P 500 lost over 6% as the debacle unfolded. The remainder of the third quarter was no less dramatic. Half of Saudi Arabia’s oil production was taken offline by low-altitude missiles and drones, likely initiated by Iran, testing the United States’ commitment to defend the oil-rich monarchies of the Persian Gulf. Hong Kong demonstrations intensified, leading up to China’s 70th anniversary celebrations in October. Brexit negotiations remained contentious and unresolved as the October 31 deadline approached. And on the domestic front, House Majority Speaker Nancy Pelosi announced the start of a formal impeachment inquiry into President Trump. Despite a decelerating economy and rising geopolitical risks, which drove the 10-year yield from 2.05% to 1.67% in the quarter, the S&P 500 finished the quarter just 1.5% below its all-time high.

The S&P 500 finished the year strong with a 9.1% return in the fourth quarter. September PMIs (released in October) showed improvement, which some interpreted as a PMI trough, fueling a rally in cyclical stocks. Indeed, early cyclical industries, such as housing, had benefitted from the decline in rates over the previous fourteen months. Consumer health metrics remained strong, supported by record low unemployment, record high net worth, and record low debt service. Consumer confidence remained stable at an elevated level. Average hourly earnings grew 3%, a healthy level and well below the recession-inducing threshold of 4%. Oil prices remained consumer friendly. As a result, inflation remained tame, below the Fed’s symmetric 2% target. In contrast, business investment, exports and manufacturing remained weak. Unlike consumer confidence, CEO confidence continued to decline reflecting uncertainty surrounding geopolitics and the election.

2

SUMMARY

Multiple expansion did the heavy lifting in 2019, with earnings contributing less than 2% of the S&P 500’s 31% total return. In fact, 85% of the S&P 500 experienced multiple expansion. Multiple expansion is typically associated with receding market risks. Indeed, investor sentiment improved throughout the year driven by a number of catalysts, including the Fed pivot in January, improving economic data in September, the expected passing of the USMCA trade deal, and an eleventh hour Phase 1 trade agreement with China in December. In addition, investor sentiment, a contrarian indicator rose from bearish in December of 2018 to bullish twelve months later. In the fourth quarter, as a result of improving investor sentiment, corporate credit spreads and high yield credit default swap spreads sat at historic lows, suggesting very little risk was priced into the market. Given elevated P/E multiples and an already low amount of risk priced into the market, it became difficult to envision risks receding any further to fuel continued multiple expansion. For these reasons, we maintained a relatively defensive posture throughout 2019 by limiting beta exposure and selling positions whose valuations became unjustifiable. We believed this to be prudent given leading economic indicators (PMIs) in contraction territory (under 50) and valuations for certain growth stocks returning to peak levels.

Selected holdings that contributed positively to performance in 2019 were: Microsoft Corp. (6.0% of net assets as of December 31, 2019), the world’s largest software company which develops software products for computing devices ranging from PCs to servers to its Xbox game console. The transition from Office to cloud-based Office 365 is resulting in growth in users, average revenue per user, and recurring revenue; IHS Markit Ltd. (3.1%) is a world leader in critical information, analytics and solutions for major industries that drive economies worldwide. Following the merger with Markit in 2016, the combined company also provides financial services clients solutions around securities pricing, reference data, indices, valuation and trading services, trade processing, enterprise software and managed services.; and AON plc. (3.1%) is a leading global professional services firm that provides advice and solutions to clients focused on risk, retirement and health. The company’s revenue mix is transitioning to higher margin, less capital intensive businesses which we believe will result in strong free cash flow generation.

Some of our weaker performing holdings during the year were: Jardine Matheson Holdings Ltd. (1.4%), whose businesses range from automobile and hotels to supermarkets all around Asia. The conglomerate’s volatility was an embodiment of intensifying global trade tensions, prolonged protest in Hong Kong and slowing auto sales; New Relic Inc. (no longer held as of December 31, 2019), an American software analytics company that had a negative return on equity and negative net margin; and Verizon Communications Inc. (no longer held), an American multinational telecommunications conglomerate, has a high level of debt and large one off items that impacted financial results.

Thank you for your investment in The Gabelli Global Growth Fund.

We appreciate your confidence and trust.

3

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)					Since Inception (2/7/94)
	1 Year	5 Year	10 Year	15 Year
Class I (GGGIX)	31.03%	10.99%	11.43%	8.85%	9.53%
Class AAA (GICPX)	30.73	10.39	10.96	8.50	9.33
MSCI AC World Index	26.60	8.41	8.79	6.86	7.06	(b)
Lipper Global Large-Cap Growth Fund Classification	30.32	10.19	10.18	8.05	7.75
Class A (GGGAX)	30.74	10.39	10.97	8.50	9.34
With sales charge (c)	23.22	9.09	10.31	8.07	9.09
Class C (GGGCX)	29.82	9.58	10.15	7.69	8.71
With contingent deferred sales charge (d)	28.82	9.58	10.15	7.69	8.71

In the current prospectuses dated April 30, 2019, as amended by the supplement dated December 3, 2019, the gross expense ratios for Class AAA, A, C, and I Shares are 1.68%, 1.68%, 2.43%, and 1.43%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) is 0.90%. See page 11 for the expense ratios for the year ended December 31, 2019. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The MSCI AC World Index since inception performance is as of January 31, 1994.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli Global Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2019 through December 31, 2019                         Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,071.40	1.19%	$6.21
Class A	$1,000.00	$1,071.70	1.19%	$6.21
Class C	$1,000.00	$1,068.30	1.77%	$9.23
Class I	$1,000.00	$1,072.60	0.98%	$5.12
Hypothetical 5% Return
Class AAA	$1,000.00	$1,019.21	1.19%	$6.06
Class A	$1,000.00	$1,019.21	1.19%	$6.06
Class C	$1,000.00	$1,016.28	1.77%	$9.00
Class I	$1,000.00	$1,020.27	0.98%	$4.99

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Global Growth Fund
Information Technology	25.5%
Consumer Discretionary	19.3%
Health Care	13.7%
Consumer Staples	11.1%
Communication Services	7.4%
Financials	7.1%
Industrials	5.8%

Real Estate	5.1%
Utilities	4.7%
U.S. Government Obligations	0.4%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Global Growth Fund

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 99.7%
	INFORMATION TECHNOLOGY — 25.5%
5,400	Adobe Inc.†	$799,715	$1,780,974
2,680	Adyen NV†	1,775,779	2,197,510
9,910	Apple Inc.	969,141	2,910,071
6,000	Applied Materials Inc.	333,397	366,240
7,000	Atlassian Corp. plc, Cl. A†	724,536	842,380
10,900	Fidelity National Information Services Inc.	1,449,971	1,516,081
12,900	Fiserv Inc.†	816,334	1,491,627
8,200	Keyence Corp.	343,743	2,904,772
6,700	Mastercard Inc., Cl. A	93,730	2,000,553
43,000	Microsoft Corp.	1,888,936	6,781,100
4,300	NVIDIA Corp.	846,929	1,011,790
9,800	PayPal Holdings Inc.†	647,003	1,060,066
2,600	ServiceNow Inc.†	431,203	734,032
17,000	Visa Inc., Cl. A	301,339	3,194,300

	TOTAL INFORMATION TECHNOLOGY	11,421,756	28,791,496

	CONSUMER DISCRETIONARY — 19.3%
6,700	adidas AG	1,745,435	2,177,970
16,455	Alibaba Group Holding Ltd., ADR†	3,096,223	3,490,105
1,910	Amazon.com Inc.†	1,776,115	3,529,374
2,000	Christian Dior SE	290,698	1,024,790
2,020	Kering SA	1,094,445	1,325,972
12,800	Lululemon Athletica Inc.†	1,704,237	2,965,376
4,400	LVMH Moet Hennessy Louis Vuitton SE	738,860	2,044,285
10,300	McDonald’s Corp.	1,965,389	2,035,383
41,000	Puma SE	2,488,061	3,143,410

	TOTAL CONSUMER DISCRETIONARY	14,899,463	21,736,665

	HEALTH CARE — 13.7%
46,900	Bristol-Myers Squibb Co.	2,560,790	3,010,511
7,900	Danaher Corp.	694,381	1,212,492
8,400	Edwards Lifesciences Corp.†	1,142,342	1,959,636
9,600	Merck & Co. Inc.	821,149	873,120
8,150	Thermo Fisher Scientific Inc.	1,629,374	2,647,691
10,200	UnitedHealth Group Inc.	2,494,606	2,998,596
20,600	Zoetis Inc.	1,148,479	2,726,410

	TOTAL HEALTH CARE	10,491,121	15,428,456

	CONSUMER STAPLES — 11.1%
4,300	Costco Wholesale Corp.	674,475	1,263,856
244,000	Davide Campari-Milano SpA	1,587,841	2,227,886
11,200	L’Oreal SA	2,058,684	3,316,657
34,900	Nestlé SA	2,853,879	3,778,489
7,756	Pernod Ricard SA	917,464	1,386,771
2,600	The Estee Lauder Companies Inc., Cl. A	450,236	537,004

	TOTAL CONSUMER STAPLES	8,542,579	12,510,663

Shares		Cost	Market Value
	COMMUNICATION SERVICES — 7.4%
810	Alphabet Inc., Cl. A†	$238,018	$1,084,906
1,116	Alphabet Inc., Cl. C†	955,699	1,492,114
13,800	Facebook Inc., Cl. A†	2,568,615	2,832,450
3,700	IAC/InterActiveCorp.†	561,808	921,707
1,700	Netflix Inc.†	455,175	550,069
13,200	Tencent Holdings Ltd	552,615	636,259
5,900	The Walt Disney Co.	779,629	853,317

	TOTAL COMMUNICATION SERVICES	6,111,559	8,370,822

	FINANCIALS — 7.1%
103,000	AIA Group Ltd.	1,060,563	1,081,247
16,900	Aon plc	2,879,540	3,520,101
31,200	HDFC Bank Ltd., ADR	1,565,157	1,977,144
27,000	Investor AB, Cl. B	1,270,691	1,473,616

	TOTAL FINANCIALS	6,775,951	8,052,108

	INDUSTRIALS — 5.8%
45,800	IHS Markit Ltd.†	2,482,225	3,451,030
27,500	Jardine Matheson Holdings Ltd.	1,334,238	1,529,000
10,200	United Technologies Corp.	1,515,567	1,527,552

	TOTAL INDUSTRIALS	5,332,030	6,507,582

	REAL ESTATE — 5.1%
12,700	American Tower Corp., REIT	2,027,077	2,918,714
20,000	Crown Castle International Corp., REIT	2,343,963	2,843,000

	TOTAL REAL ESTATE	4,371,040	5,761,714

	UTILITIES — 4.7%
18,000	American Water Works Co. Inc	1,737,343	2,211,300
12,600	NextEra Energy Inc.	2,285,069	3,051,216

	TOTAL UTILITIES	4,022,412	5,262,516

	TOTAL COMMON STOCKS	71,967,911	112,422,022

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.4%
$ 423,000	U.S. Treasury Bills, 1.487% to 1.557%††, 02/20/20 to 03/26/20	421,628	421,633

	TOTAL INVESTMENTS —100.1%	$72,389,539	112,843,655

	Other Assets and Liabilities (Net) — (0.1)%		(60,452)

	NET ASSETS — 100.0%.		$112,783,203

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

7

The Gabelli Global Growth Fund

Schedule of Investments (Continued) — December 31, 2019

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Geographic Diversification	% of Market Value	Market Value

United States	58.8%	$66,348,886

Europe	27.5	31,068,486

Asia/Pacific	8.5	9,556,135

Canada	2.6	2,965,376

Japan	2.6	2,904,772

	100.0%	$112,843,655

See accompanying notes to financial statements.

8

The Gabelli Global Growth Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $72,389,539)	$112,843,655
Cash	1,771
Receivable for Fund shares sold	82,466
Receivable from Adviser	56,534
Dividends receivable	96,092
Prepaid expenses	35,256

Total Assets	113,115,774

Liabilities:
Payable for Fund shares redeemed	91,379
Payable for investment advisory fees	94,449
Payable for distribution fees	21,675
Payable for accounting fees	11,250
Payable for legal and audit fees	44,234
Payable for shareholder communications expenses	32,228
Payable for shareholder services fees	18,712
Other accrued expenses	18,644

Total Liabilities	332,571

Net Assets (applicable to 3,176,099 shares outstanding)	$112,783,203

Net Assets Consist of:
Paid-in capital	$72,427,753
Total distributable earnings	40,355,450

Net Assets	$112,783,203

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($88,286,783 ÷ 2,482,411 shares outstanding; 75,000,000 shares authorized)	$35.56

Class A:
Net Asset Value and redemption price per share ($5,332,055 ÷ 149,981 shares outstanding; 50,000,000 shares authorized)	$35.55

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$37.72

Class C:
Net Asset Value and offering price per share ($2,598,655 ÷ 89,262 shares outstanding; 25,000,000 shares authorized)	$29.11	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($16,565,710 ÷ 454,445 shares outstanding; 25,000,000 shares authorized)	$36.45

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $75,768)	$999,261
Interest	34,631

Total Investment Income	1,033,892

Expenses:
Investment advisory fees	1,023,156
Distribution fees - Class AAA	206,734
Distribution fees - Class A	12,460
Distribution fees - Class C	17,637
Shareholder services fees	84,061
Shareholder communications expenses	67,049
Registration expenses	52,056
Legal and audit fees	51,002
Accounting fees	45,000
Directors’ fees	25,545
Custodian fees	22,421
Interest expense	2,478
Miscellaneous expenses	34,388

Total Expenses	1,643,987

Less:
Expense reimbursements (See Note 3)	(412,641)

Net Expenses	1,231,346

Net Investment Loss	(197,454)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	10,429,021
Net realized loss on foreign currency transactions	(2,137)

Net realized gain/(loss) on investments and foreign currency transactions	10,426,884

Net change in unrealized appreciation/depreciation:
on investments	16,290,779
on foreign currency translations	1,519

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	16,292,298

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	26,719,182

Net Increase in Net Assets Resulting from Operations	$26,521,728

See accompanying notes to financial statements.

9

The Gabelli Global Growth Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Operations:
Net investment loss	$(197,454)	$(110,960)
Net realized gain on investments and foreign currency transactions	10,426,884	6,712,433
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	16,292,298	(9,343,747)

Net Increase/(Decrease) in Net Assets Resulting from Operations	26,521,728	(2,742,274)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(8,172,493)	(5,615,445)
Class A	(495,166)	(300,099)
Class C	(263,622)	(145,703)
Class I	(1,497,399)	(621,946)

Total Distributions to Shareholders	(10,428,680)	(6,683,193)

Capital Share Transactions:
Class AAA	2,959,549	1,610,344
Class A	725,983	642,296
Class C	831,343	301,162
Class I	6,601,878	3,815,923

Net Increase in Net Assets from Capital Share Transactions	11,118,753	6,369,725

Redemption Fees	409	6

Net Increase/(Decrease) in Net Assets	27,212,210	(3,055,736)
Net Assets:
Beginning of year	85,570,993	88,626,729

End of year	$112,783,203	$85,570,993

See accompanying notes to financial statements.

10

The Gabelli Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2019	$29.94	$(0.07)	$9.29	$9.22	—	$(3.60)	—	$(3.60)	$0.00	$35.56	30.7%	$88,287	(0.21)%	1.63%	1.22	%(c)	78%
2018	33.42	(0.05)	(0.91)	(0.96)	—	(2.52)	—	(2.52)	0.00	29.94	(2.8)	71,877	(0.14)	1.68	1.42	(c)(d)	58
2017	26.72	(0.13)	7.89	7.76	—	(1.05)	$(0.01)	(1.06)	0.00	33.42	29.0	77,829	(0.42)	1.67	1.67	(d)	43
2016	28.27	0.12	0.22	0.34	$(0.13)	(1.76)	—	(1.89)	—	26.72	1.2	64,574	0.44	1.72	1.72	(d)(e)	63
2015	30.23	(0.03)	(0.31)	(0.34)	(0.02)	(1.60)	—	(1.62)	0.00	28.27	(1.2)	72,882	(0.10)	1.68	1.68	(d)	53
Class A
2019	$29.93	$(0.08)	$9.30	$9.22	—	$(3.60)	—	$(3.60)	$0.00	$35.55	30.7%	$5,332	(0.21)%	1.63%	1.22	%(c)	78%
2018	33.41	(0.05)	(0.91)	(0.96)	—	(2.52)	—	(2.52)	0.00	29.93	(2.8)	3,861	(0.14)	1.68	1.41	(c)(d)	58
2017	26.72	(0.13)	7.88	7.75	—	(1.05)	$(0.01)	(1.06)	0.00	33.41	29.0	3,652	(0.43)	1.67	1.67	(d)	43
2016	28.26	0.12	0.23	0.35	$(0.14)	(1.75)	—	(1.89)	—	26.72	1.3	3,143	0.44	1.72	1.72	(d)(e)	63
2015	30.22	(0.03)	(0.32)	(0.35)	(0.01)	(1.60)	—	(1.61)	0.00	28.26	(1.2)	3,580	(0.08)	1.68	1.68	(d)	53
Class C
2019	$25.18	$(0.25)	$7.78	$7.53	—	$(3.60)	—	$(3.60)	$0.00	$29.11	29.8%	$2,598	(0.84)%	2.38%	1.87	%(c)	78%
2018	28.73	(0.28)	(0.75)	(1.03)	—	(2.52)	—	(2.52)	0.00	25.18	(3.5)	1,561	(0.93)	2.43	2.15	(c)(d)	58
2017	23.26	(0.32)	6.85	6.53	—	(1.05)	$(0.01)	(1.06)	0.00	28.73	28.0	1,479	(1.19)	2.42	2.42	(d)	43
2016	24.91	(0.07)	0.18	0.11	—	(1.76)	—	(1.76)	—	23.26	0.4	1,232	(0.30)	2.47	2.47	(d)(e)	63
2015	27.01	(0.23)	(0.27)	(0.50)	—	(1.60)	—	(1.60)	0.00	24.91	(1.9)	1,891	(0.86)	2.43	2.43	(d)	53
Class I
2019	$30.55	$0.01	$9.49	$9.50	—	$(3.60)	—	$(3.60)	$0.00	$36.45	31.0%	$16,566	0.03%	1.38%	0.99	%(c)	78%
2018	33.90	0.09	(0.92)	(0.83)	—	(2.52)	—	(2.52)	0.00	30.55	(2.4)	8,272	0.26	1.43	1.00	(c)(d)	58
2017	26.92	0.07	7.97	8.04	—	(1.05)	$(0.01)	(1.06)	0.00	33.90	29.8	5,667	0.24	1.42	1.00	(c)(d)	43
2016	28.47	0.33	0.23	0.56	$(0.35)	(1.76)	—	(2.11)	—	26.92	2.0	2,975	1.18	1.47	1.00	(c)(d)(e)	63
2015	30.42	0.17	(0.30)	(0.13)	(0.22)	(1.60)	—	(1.82)	0.00	28.47	(0.5)	3,102	0.54	1.43	1.00	(c)(d)	53

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $412,641 and $261,050 for the years ended December 31, 2019 and 2018 and certain Class I expenses to the Fund of $19,466, $14,648, and $12,486 for the years ended December 31, 2017, 2016, and 2015, respectively.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact to the expense ratios.

(e)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.20% (Class AAA), 1.21% (Class A), 1.96% (Class C), and 0.47% (Class I).

See accompanying notes to financial statements.

11

The Gabelli Global Growth Fund

Notes to Financial Statements

1. Organization. Effective December 27, 2019, The GAMCO Global Growth Fund changed its name to The Gabelli Global Growth Fund. The Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

12

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$112,422,022	—	$112,422,022
U.S. Government Obligations	—	$421,633	421,633
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$112,422,022	$421,633	$112,843,655

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at December 31, 2019 and 2018.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

13

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

14

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of realized foreign currency gains and capital gain adjustment on sale of real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $3,611, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Net long term capital gains	$10,428,680	$6,683,193

Total distributions paid	$10,428,680	$6,683,193

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$6,982
Undistributed long term capital gains	57,101
Net unrealized appreciation on investments and foreign currency translations	40,291,367

Total	$40,355,450

15

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2019, the temporary differences between book basis and tax basis net unrealized appreciation on investments were due to losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered a passive foreign investment company and basis adjustments for litigation gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$72,552,878	$40,436,951	$(146,174)	$40,290,777

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25%, 1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2019, the Adviser reimbursed the Fund in the amount of $412,641. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2019, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $673,691:

16

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

For the year ended December 31, 2018, expiring December 31, 2020	$261,050
For the year ended December 31, 2019, expiring December 31, 2021	412,641

$673,691

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $78,660,738 and $78,384,438 respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Distributor retained a total of $7,326 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $5,562, with a weighted average interest rate of 3.59%. The maximum amount borrowed at any time during the year ended December 31, 2019 was $447,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

17

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	137,319	$4,874,691	136,173	$4,880,317
Shares issued upon reinvestment of distributions	218,229	7,797,329	181,172	5,369,927
Shares redeemed	(273,816)	(9,712,471)	(245,663)	(8,639,900)

Net increase	81,732	$2,959,549	71,682	$1,610,344

Class A
Shares sold	46,943	$1,656,674	34,268	$1,224,568
Shares issued upon reinvestment of distributions	13,558	484,299	9,919	293,888
Shares redeemed	(39,502)	(1,414,990)	(24,503)	(876,160)

Net increase	20,999	$725,983	19,684	$642,296

Class C
Shares sold	58,617	$1,748,319	27,281	$823,174
Shares issued upon reinvestment of distributions	8,440	246,854	5,166	128,791
Shares redeemed	(39,783)	(1,163,830)	(21,924)	(650,803)

Net increase	27,274	$831,343	10,523	$301,162

Class I
Shares sold	182,452	$6,544,921	187,265	$6,867,629
Shares issued upon reinvestment of distributions	40,122	1,469,262	19,945	603,136
Shares redeemed	(38,894)	(1,412,305)	(103,621)	(3,654,842)

Net increase	183,680	$6,601,878	103,589	$3,815,923

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The Gabelli Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Growth Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Growth Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

19

The Gabelli Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2019, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2019) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all global large cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Large-Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period and in the first (highest) quartile for the three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the third quintile for the one year period, the first quintile for the three year period, the second quintile for the five year period, and the first quintile for the ten year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of seven other global large cap growth funds selected by Broadridge, and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio was the highest in most of the categories for the Lipper peer group and in all for the Advisor peer group, but that the Fund’s size was below average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board

20

The Gabelli Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

21

The Gabelli Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 75	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 80	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 84	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1993	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

22

The Gabelli Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

23

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Christopher D. Ward, CFA, joined the GAMCO Growth Team in 2015 as Vice President and Research Analyst. Prior to joining Gabelli Funds, Mr. Ward spent five years at Morgan Stanley Private Wealth Management where he served as Director of Business Strategy for The Apollo Group. Before joining Morgan Stanley, he was with the GFI Group, Inc., a wholesale institutional brokerage firm. Mr. Ward is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He graduated from Boston College with a BA in Economics.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders long term capital gains totaling $10,428,680, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q419AR

The Gabelli International Small Cap Fund Annual Report — December 31, 2019	Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli International Small Cap Fund increased 25.9% compared with an increase of 25.0% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest primarily in a portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in the stocks of “small cap companies.” Gabelli Funds, LLC, the Adviser, currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The markets made it look easy in 2019. Stocks, bonds, oil and gold, all returned double-digits. Stocks advanced across market cap, geographies and sectors. The MSCI All Country World Index advanced +27%. The U.S. market outperformed developed international markets, which outperformed emerging markets. Large cap outperformed small cap. Growth outperformed value. Technology was a standout in 2019. The S&P 500 Information Technology sector gained +48%, a full 17 percentage points better than the next best sector, being Communication Services, which, surprise, surprise, is mostly technology stocks.

Selected holdings that contributed positively to performance in 2019 were: NagaCorp Ltd. (3.1% of net assets as of December 31, 2019), a leisure and tourism company with casino operations in Phnom Penh, the capital city of Cambodia. The company saw a 37.9% year on year increase in mass market table buy ins during the period, reporting a take of $1.22 billion. Electronic gaming machines also proved popular, seeing an increase of 27.9% to $2.05 billion. A 35.3% increase in rolling chip turnover from VIP gamblers, for a total of $33.87 billion, also served to give the property a huge boost; Zojirushi Corp. (2.4%), a Japanese multinational manufacturer and marketer of vacuum flasks, beverage dispensers and consumer appliances. The company’s profit per share rose compared with the previous year; and Hotel Chocolat Group plc (2.3%), which engages in the manufacturing and retailing of chocolate in the United Kingdom and overseas. Increased sales in second half of the year and the opening of nine new U.K. stores saw an increase in group revenues.

Some of our weaker performing holdings during the year were: Laurent Perrier (1.5%), which manufactures, distributes, and sells champagne globally. Shipments in the champagne market fell in terms of volume and operating cash flow decreased year on year; Rothschild & Co. (1.5%) is a multinational investment bank and financial services company. The company’s revenues, net income and earnings declined year on year largely because of increases in operating costs; and Sekisui Plastics Co. (1.2%), engages in the manufacturing and sale of foamed plastics and other materials. Operating income rose, but recurring income and net income fell due to the impact of foreign exchange and other factors.

Thank you for your investment in The Gabelli International Small Cap Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(5/11/98)
Class AAA (GABOX)	25.94%	5.28%	6.48%	5.67%	6.42%
MSCI EAFE Small Cap Index	24.96	8.85	8.74	6.97	8.14 (b)
MSCI All Country (AC) World Index	26.60	8.41	8.79	6.86	5.58 (c)
Lipper Global Large-Cap Growth Fund Classification	30.32	10.19	10.18	8.05	6.78
Lipper Global Multi-Cap Growth Fund Classification	29.26	9.26	9.37	6.74	5.18
Class A (GOCAX)	24.86	4.80	6.24	5.51	6.31
With sales charge (d)	17.68	3.57	5.62	5.10	6.02
Class C (GGLCX)	24.01	4.13	5.50	4.75	5.83
With contingent deferred sales charge (e)	23.01	4.13	5.50	4.75	5.83
Class I (GLOIX)	26.04	5.72	6.87	5.96	6.63

In the current prospectuses dated April 30, 2019, as amended by the supplement dated December 3, 2019, the gross expense ratios for Class AAA, A, C, and I Shares are 3.11%, 3.11%, 3.86%, and 2.86%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.90%. See page 10 for the expense ratios for the year ended December 31, 2019. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Small Cap Index has 2,304 constituents and captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI EAFE Small Cap Index inception date is December 31, 1998.

(c)	The MSCI AC World Index since inception performance is as of April 30, 1994.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI INTERNATIONAL SMALL CAP FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, MSCI AC WORLD INDEX, AND MSCI EAFE SMALL CAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli International Small Cap Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli International Small Cap Fund
Actual Fund Return
Class AAA	$1,000.00	$1,130.90	0.98%	$ 5.26
Class A	$1,000.00	$1,126.20	1.80%	$ 9.65
Class C	$1,000.00	$1,122.50	2.42%	$12.95
Class I	$1,000.00	$1,131.30	0.98%	$ 5.26
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.27	0.98%	$ 4.99
Class A	$1,000.00	$1,016.13	1.80%	$ 9.15
Class C	$1,000.00	$1,013.01	2.42%	$12.28
Class I	$1,000.00	$1,020.27	0.98%	$ 4.99

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli International Small Cap Fund

Consumer Discretionary	19.2%
Consumer Staples	17.4%
Materials	12.6%
Industrials	12.4%
Health Care	10.6%
Financials	8.9%
Communication Services	6.9%

Information Technology	6.0%
Real Estate	4.0%
U.S. Government Obligations	3.1%
Utilities	0.2%
Other Assets and Liabilities (Net)	(1.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli International Small Cap Fund

Schedule of Investments — December 31, 2019

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.1%
	CONSUMER DISCRETIONARY — 19.2%
5,555	AcadeMedia AB	$39,150	$32,679
5,918	Aston Martin Lagonda Global Holdings plc†	76,447	40,747
5,500	Beneteau SA	102,689	66,814
7,000	Crest Nicholson Holdings plc	53,128	40,038
10,000	Gamesys Group plc†	114,600	93,650
11,820	GVC Holdings plc	107,595	138,438
1,150	Hunter Douglas NV	94,649	74,818
2,200	JINS Holdings Inc.	125,148	149,427
25,000	Mandarin Oriental International Ltd.	61,939	45,500
140,000	NagaCorp. Ltd.	91,176	244,344
9,000	Scandic Hotels Group AB	117,117	100,317
2,000	Tod’s SpA	132,379	92,473
10,000	Treatt plc	57,375	60,932
50,000	William Hill plc	142,702	124,811
10,000	Zojirushi Corp.	93,734	189,407

	TOTAL CONSUMER DISCRETIONARY	1,409,828	1,494,395

	CONSUMER STAPLES — 17.4%
800	Danone SA	47,829	66,315
5,000	Glanbia plc	59,316	57,544
30,000	Hotel Chocolat Group plc	131,832	176,835
2,420	Interparfums SA	82,577	100,438
2,700	Kameda Seika Co. Ltd.	112,789	123,874
3,000	Kobe Bussan Co. Ltd.	94,197	103,539
1,200	Laurent-Perrier	113,180	117,644
3,000	Milbon Co. Ltd.	103,616	171,184
60	Philip Morris CR AS	50,515	40,441
80,000	Premier Foods plc†	43,658	40,109
22,000	PZ Cussons plc	87,780	60,760
4,000	Sakata Seed Corp.	118,342	134,922
35,000	Stock Spirits Group plc	126,796	95,736
1,300	Viscofan SA	75,483	68,682

	TOTAL CONSUMER STAPLES	1,247,910	1,358,023

	MATERIALS — 12.6%
6,000	Alamos Gold Inc., Cl. A	44,345	36,120
13,850	Alamos Gold Inc., Toronto, Cl. A	102,362	83,513
18,000	B2Gold Corp.	51,262	72,219
6,250	Castile Resources Pty Ltd.†(a)	0	0
20,000	Centamin plc	41,668	33,645
3,000	Detour Gold Corp.†	42,313	58,080
3,000	Endeavour Mining Corp.†	60,421	56,671
12,000	Hochschild Mining plc	46,101	29,088
3,000	Labrador Iron Ore Royalty Corp.	51,466	56,879
4,000	MAG Silver Corp.†	51,468	47,253
15,000	OceanaGold Corp.	50,106	29,456
7,000	Pretium Resources Inc.†	78,698	77,910
12,000	Sekisui Plastics Co. Ltd.	136,928	91,666
20,000	SEMAFO Inc.†	55,436	41,585
2,000	Sumitomo Bakelite Co. Ltd.	87,393	75,744

			Market
Shares		Cost	Value
5,000	T. Hasegawa Co. Ltd.	$97,468	$98,063
10,000	Teranga Gold Corp.†	38,044	54,060
25,000	Westgold Resources Ltd.†	38,443	40,175

	TOTAL MATERIALS	1,073,922	982,127

	INDUSTRIALS — 12.4%
10,000	Aida Engineering Ltd.	116,191	90,470
40,000	Chemring Group plc	100,043	127,427
2,000	Clarkson plc	78,000	80,139
4,000	Loomis AB, Cl. B	148,615	165,614
20,000	Rotork plc	68,941	88,749
2,000	Shima Seiki Manufacturing Ltd.	101,334	46,993
12,000	Signature Aviation plc	42,061	50,420
10,000	Sodick Co. Ltd.	123,377	89,642
13,000	Teraoka Seisakusho Co. Ltd.	100,314	60,062
6,000	Workspace Group plc, REIT	72,186	94,418
8,000	Yushin Precision Equipment Co. Ltd.	109,039	74,879

	TOTAL INDUSTRIALS	1,060,101	968,813

	HEALTH CARE — 9.5%
3,428	AddLife AB, Cl. B	66,615	105,771
600	Bachem Holding AG, Cl. B	84,777	95,970
6,000	CVS Group plc	76,399	91,001
900	Gerresheimer AG	78,165	69,658
10,000	IRRAS AB†	39,590	24,983
15,000	Nanosonics Ltd.†	32,031	66,842
230	Siegfried Holding AG	76,087	111,459
10,000	Tristel plc	42,363	50,997
1,300	Vetoquinol SA	81,468	93,909
250	Ypsomed Holding AG	47,385	33,840

	TOTAL HEALTH CARE	624,880	744,430

	FINANCIALS — 8.9%
30,000	Brewin Dolphin Holdings plc	141,892	147,985
4,000	Kinnevik AB, Cl. B	92,113	97,797
14,000	Polar Capital Holdings plc	85,288	101,995
4,000	Rothschild & Co.	142,628	114,863
13,000	Tamburi Investment Partners SpA	90,851	99,450
120,000	Value Partners Group Ltd.	109,270	73,919
31,538	XPS Pensions Group plc	76,002	57,232

	TOTAL FINANCIALS	738,044	693,241

	COMMUNICATION SERVICES — 6.9%
1,100	Akatsuki Inc.	66,733	59,224
30,000	HT&E Ltd.	55,068	35,684
9,000	Manchester United plc, Cl. A	159,353	179,370
548	Millicom International Cellular SA, SDR	24,918	26,246
4,190	Modern Times Group MTG AB, Cl. B†	66,034	49,946
4,190	Nordic Entertainment Group AB, Cl. B	92,012	135,456
1,000	Xilam Animation SA†	45,110	49,804

	TOTAL COMMUNICATION SERVICES	509,228	535,730

See accompanying notes to financial statements.

6

The Gabelli International Small Cap Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY — 6.0%
24,285	Equiniti Group plc	$90,810	$66,395
10,000	F-Secure OYJ†	49,487	34,156
12,000	Infomart Corp.	69,674	108,785
20,000	NCC Group plc	57,230	59,740
35,000	Oxford Metrics plc	34,515	49,143
3,000	PSI Software AG	67,275	69,994
6,000	Topcon Corp.	108,068	78,579

	TOTAL INFORMATION TECHNOLOGY	477,059	466,792

	REAL ESTATE — 4.0%
25,000	Impact Healthcare Reit plc, REIT	34,145	35,764
4,000	PATRIZIA AG	88,694	89,108
7,000	Tosei Corp.	70,534	96,121
500	Warehouses De Pauw CVA, REIT	56,435	90,970

	TOTAL REAL ESTATE	249,808	311,963

	UTILITIES — 0.2%
75,000	China Everbright Water Ltd.	27,144	17,845

	TOTAL COMMON STOCKS	7,417,924	7,573,359

	PREFERRED STOCKS — 1.1%
	Health Care — 1.1%
1,400	Draegerwerk AG & Co. KGaA, 0.190%	123,037	87,471

	RIGHTS — 0.0%
	Materials — 0.0%
6,250	Castile Resources Pty Ltd., expire 01/10/20†(a)	0	0

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 3.1%
$ 240,000	U.S. Treasury Bills, 1.529% to 1.543%††, 03/12/20	$239,275	$239,301

	TOTAL INVESTMENTS — 101.3%	$7,780,236	7,900,131

	Other Assets and Liabilities (Net) — (1.3)%		(104,827)

	NET ASSETS — 100.0%		$7,795,304

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Europe	58.9%	$4,651,108
Japan	23.3	1,842,580
Canada	6.7	527,619
Latin America	4.2	330,103
Asia/Pacific	3.9	309,420
United States	3.0	239,301

	100.0%	$7,900,131

See accompanying notes to financial statements.

7

The Gabelli International Small Cap Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $7,780,236)	$7,900,131
Foreign currency, at value (cost $5)	5
Receivable for Fund shares sold	2,204
Receivable from Adviser	22,851
Dividends receivable	22,731
Prepaid expenses	14,654

Total Assets	7,962,576

Liabilities:
Payable to custodian	87,347
Payable for investment advisory fees	12,899
Payable for distribution fees	1,393
Payable for shareholder communications expenses	12,113
Payable for shareholder services fees	4,627
Payable for legal and audit fees	29,999
Other accrued expenses	18,894

Total Liabilities	167,272

Net Assets (applicable to 594,355 shares outstanding)	$7,795,304

Net Assets Consist of:
Paid-in capital	$7,685,886
Total distributable earnings	109,418

Net Assets	$7,795,304

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,365,710 ÷ 487,240 shares outstanding; 75,000,000 shares authorized)	$13.06
Class A:
Net Asset Value and redemption price per share ($91,199 ÷ 6,997 shares outstanding; 50,000,000 shares authorized)	$13.03
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.82
Class C:
Net Asset Value and offering price per share ($26,664 ÷ 2,271 shares outstanding; 25,000,000 shares authorized)	$11.74	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($1,311,731 ÷ 97,847 shares outstanding; 25,000,000 shares authorized).	$13.41

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $15,274)	$165,923
Income from non-cash dividends	24,063
Interest	5,393

Total Investment Income	195,379

Expenses:
Investment advisory fees	78,209
Distribution fees - Class AAA	15,790
Distribution fees - Class A	211
Distribution fees - Class C	280
Legal and audit fees	35,451
Registration expenses	30,377
Shareholder communications expenses	28,758
Shareholder services fees	20,194
Custodian fees	6,080
Directors’ fees	2,008
Interest expense	297
Miscellaneous expenses	45,739

Total Expenses	263,394

Less:
Expenses reimbursements (See Note 3)	(184,323)

Net Expenses	79,071

Net Investment Income	116,308

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	380,404
Net realized loss on foreign currency transactions	(505)

Net realized gain on investments and foreign currency transactions	379,899

Net change in unrealized appreciation/depreciation: on investments	1,293,762
on foreign currency translations	176

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,293,938

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,673,837

Net Increase in Net Assets Resulting from Operations	$1,790,145

See accompanying notes to financial statements.

8

The Gabelli International Small Cap Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$116,308	$103,452
Net realized gain on investments and foreign currency transactions	379,899	1,754,851
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,293,938	(3,980,491)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,790,145	(2,122,188)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(413,625)	(1,452,994)
Class A	(5,111)	(19,971)
Class C	(1,466)	(7,638)
Class I	(84,650)	(364,355)

	(504,852)	(1,844,958)

Return of Capital
Class AAA	—	(2,742)
Class I	—	(666)

	—	(3,408)

Total Distributions to Shareholders	(504,852)	(1,848,366)

Capital Share Transactions:
Class AAA	(627,085)	484,686
Class A	(3,385)	(31,025)
Class C	(8,781)	3,490
Class I	(474,101)	307,596

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(1,113,352)	764,747

Redemption Fees	109	803

Net Increase/(Decrease) in Net Assets	172,050	(3,205,004)
Net Assets:
Beginning of year	7,623,254	10,828,258

End of year	$7,795,304	$7,623,254

See	accompanying notes to financial statements.

9

The Gabelli International Small Cap Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate
Class AAA
2019	$11.09	$0.19	(e)	$2.68	$2.87	$(0.22)	$(0.68)	—	$(0.90)	$0.00	$13.06	25.9%	$6,366	1.50	%(e)	3.41%	1.00%		9%
2018	18.55	0.19		(4.13)	(3.94)	(0.19)	(3.32)	$(0.01)	(3.52)	0.00	11.09	(20.9)	5,954	1.07		3.11	1.00	(f)	26
2017	22.41	0.04		6.19	6.23	(0.13)	(9.96)	—	(10.09)	—	18.55	28.1	8,599	0.16		3.01	1.67		71
2016	23.45	0.27		(0.02)	0.25	(0.28)	(1.01)	—	(1.29)	0.00	22.41	1.1	7,764	1.14		2.80	1.38	(g)(h)	4
2015	23.71	0.01		0.05	0.06	(0.11)	(0.21)	—	(0.32)	0.00	23.45	0.2	8,596	0.03		2.67	2.02	(f)(g)	7
Class A
2019	$11.05	$0.07	(e)	$2.67	$2.74	$(0.08)	$(0.68)	—	$(0.76)	$0.00	$13.03	24.9%	$91	0.60	%(e)	3.41%	1.91%		9%
2018	18.44	0.01		(4.08)	(4.07)	—	(3.32)	—	(3.32)	0.00	11.05	(21.7)	81	0.04		3.11	2.01	(f)	26
2017	22.33	(0.05)		6.18	6.13	(0.06)	(9.96)	—	(10.02)	—	18.44	27.7	155	(0.19)		3.01	2.00		71
2016	23.35	0.27		(0.01)	0.26	(0.27)	(1.01)	—	(1.28)	0.00	22.33	1.1	166	1.14		2.80	1.39	(g)(h)	4
2015	23.61	0.02		0.03	0.05	(0.10)	(0.21)	—	(0.31)	0.00	23.35	0.1	183	0.08		2.67	2.02	(f)(g)	7
Class C
2019	$10.02	$(0.01	)(e)	$2.41	$2.40	—	$(0.68)	—	$(0.68)	$0.00	$11.74	24.0%	$26	(0.12	)%(e)	4.16%	2.61%		9%
2018	17.26	(0.11)		(3.81)	(3.92)	—	(3.32)	—	(3.32)	0.00	10.02	(22.3)	31	(0.67)		3.86	2.76	(f)	26
2017	21.52	(0.23)		5.93	5.70	—	(9.96)	—	(9.96)	—	17.26	26.8	43	(0.92)		3.76	2.75		71
2016	22.60	0.20		(0.01)	0.19	$(0.26)	(1.01)	—	(1.27)	0.00	21.52	0.9	39	0.87		3.55	1.66	(g)(h)	4
2015	22.94	(0.17)		0.04	(0.13)	—	(0.21)	—	(0.21)	0.00	22.60	0.6	51	(0.75)		3.42	2.77	(f)(g)	7
Class I
2019	$11.39	$0.19	(e)	$2.77	$2.96	$(0.26)	$(0.68)	—	$(0.94)	$0.00	$13.41	26.0%	$1,312	1.52	%(e)	3.16%	1.00%		9%
2018	18.93	0.19		(4.22)	(4.03)	(0.18)	(3.32)	$(0.01)	(3.51)	0.00	11.39	(20.9)	1,557	1.07		2.86	1.00	(f)	26
2017	22.68	0.21		6.31	6.52	(0.31)	(9.96)	—	(10.27)	—	18.93	29.0	2,031	0.82		2.76	1.00		71
2016	23.71	0.36		(0.01)	0.35	(0.37)	(1.01)	—	(1.38)	0.00	22.68	1.5	1,246	1.50		2.55	1.01	(g)(h)	4
2015	23.87	0.21		0.08	0.29	(0.24)	(0.21)	—	(0.45)	0.00	23.71	1.2	1,251	0.88		2.42	1.02	(f)(g)	7

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $184,323, $201,091, $144,403, $137,877, and $75,568 for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(d)

The Fund incurred interest expense. For the year ended December 31, 2018, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.00% (Class A), 2.75% (Class C) and with no impact to Class AAA and Class I. For the years ended December 31, 2019, 2017, 2016, and 2015, the effect of interest expense was minimal.

(e)

Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.15 (Class AAA), 0.04 (Class A), (0.05) (Class C), and 0.15 (Class I), and the net investment income ratio would have been 1.19% (Class AAA), 0.29% (Class A), (0.43%) (Class C), and 1.21% (Class I), respectively.

(f)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, had such payments not been made, the expense ratios would have been 2.03% (Class AAA and Class A), 2.78% (Class C), and 1.03% (Class I). For the year ended December 31, 2018, the effect of expense was minimal.

(g)

The Fund incurred tax expense for the years ended December 31, 2016 and 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37% and 2.00% (Class AAA), 1.38% and 2.00% (Class A), 1.65% and 2.75% (Class C), and 1.00% and 1.00% (Class I), respectively.

(h)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.17% (Class AAA),1.18% (Class A), 1.45% (Class C), and 0.80% (Class I).

See accompanying notes to financial statements.

10

The Gabelli International Small Cap Fund

Notes to Financial Statements

1. Organization. The Gabelli International Small Cap Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

11

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●    Level 1 — quoted prices in active markets for identical securities;

●    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●    Level 3 —  significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. If fair value is adjusted from the local close, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs			Total Market Value at 12/31/19
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Materials	$ 982,127	—	$ 0	$ 982,127
Other Industries(a)	6,591,232	—	—	6,591,232
Total Common Stocks	7,573,359	—	0	7,573,359
Preferred Stocks (a)	87,471	—	—	87,471
Rights (a)	—	—	0	0
U.S. Government Obligations	—	$239,301	—	239,301
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$7,660,830	$239,301	$ 0	$7,900,131

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where

12

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940

13

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Act and related rules. Shareholders in the Fund would bear the pro rata portion on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclasses of realized foreign currency and redesignation of dividends parid. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $1, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$128,707	$271,040
Net long term capital gains	376,145	1,573,918
Return of capital	—	3,408

Total distributions paid	$504,852	$1,848,366

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the

14

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$4,861
Net unrealized appreciation on investments and foreign currency translations	104,557

Total	$109,418

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$7,795,884	$1,140,906	$(1,036,659)	$104,247

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each of share class. During the year ended December 31, 2019, the Adviser reimbursed the Fund in the amount of $184,323. In addition, the

15

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The arrangement is renewable annually. At December 31, 2019, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $385,414:

For the year ended December 31, 2018, expiring December 31, 2020	$201,091
For the year ended December 31, 2019, expiring December 31, 2021	184,323

$385,414

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $714,817 and $2,197,453, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid brokerage commissions on security trades of $45 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $39 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $1,532 with a weighted average interest rate of 3.73%. The maximum amount borrowed at any time during the year ended December 31, 2019 was $236,000.

16

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	15,135	$188,463	15,566	$276,589
Shares issued upon reinvestment of distributions	30,728	399,469	130,407	1,416,098
Shares redeemed	(95,721)	(1,215,017)	(72,320)	(1,208,001)

Net increase/(decrease)	(49,858)	$(627,085)	73,653	$484,686

Class A
Shares sold	1,468	$17,835	416	$6,885
Shares issued upon reinvestment of distributions	299	3,875	1,352	14,624
Shares redeemed	(2,114)	(25,095)	(2,810)	(52,534)

Net decrease	(347)	$(3,385)	(1,042)	$(31,025)

Class C
Shares sold	333	$3,675	1,172	$20,418
Shares issued upon reinvestment of distributions	125	1,466	775	7,606
Shares redeemed	(1,263)	(13,922)	(1,398)	(24,534)

Net increase/(decrease)	(805)	$(8,781)	549	$3,490

Class I
Shares sold	17,785	$227,429	8,610	$158,571
Shares issued upon reinvestment of distributions	6,346	84,650	32,737	365,021
Shares redeemed	(63,035)	(786,180)	(11,872)	(215,996)

Net increase/(decrease)	(38,904)	$(474,101)	29,475	$307,596

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli International Small Cap Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli International Small Cap Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

18

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2019, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2019) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all international multi-cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper International Small Multi-Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the fourth quartile for the one, three, and five year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fifth quintile for the one and three year periods and the fourth quintile for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of eight other international multi-cap growth funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio after waivers was second highest compared to the Adviser Peer Group, and the second lowest compared to all of the funds included in the Broadridge Expense Peer Group. The Independent Board Members discussed how the Fund’s size was significantly lower than average within both peer groups

19

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment, and noted the Adviser’s recent determination to waive fees even further. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, but did not have a favorable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the Adviser’s commitment to making the Fund more attractive through further expense waivers, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

20

The Gabelli International Small Cap Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli International Small Cap Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 75	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 80	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 84	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1993	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

21

The Gabelli International Small Cap Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 68	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

22

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.2459, $0.1063, $0.0266, and $0.2842 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $376,145. For the year ended December 31, 2019, 0.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.42% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year ended December 31, 2019, the Fund passed through foreign tax credits of $0.0193, $0.0193, $0.0193, and $0.0193 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2019 which was derived from U.S. Treasury securities was 2.13%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 3.07%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.
THE GABELLI INTERNATIONAL SMALL CAP FUND
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli International Small Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q419AR

The Gabelli Global Rising Income and Dividend Fund

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund increased 14.4% compared with an increase of 13.7% for the ICE Bank of America Merrill Lynch Global 300 Convertible Index and an increase of 27.7% for the Morgan Stanley Capital International (MSCI) World Index, respectively. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with a high level of total return through a combination of current income and appreciation of capital.

The Fund’s investment strategy is to invest 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The Fund will primarily invest in common stocks of foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

The markets made it look easy in 2019. Stocks, bonds, oil and gold, all returned double-digits. Stocks advanced across market cap, geographies and sectors. The MSCI All Country World Index advanced +27%. The U.S. market outperformed developed international markets, which outperformed emerging markets. Large cap outperformed small cap. Growth outperformed value. Technology was a standout in 2019. The S&P 500 Information Technology sector gained +48%, a full 17 percentage points better than the next best sector, being Communication Services, which, surprise, surprise, is mostly technology stocks.

Selected holdings that contributed positively to performance in 2019 were: Sony Corp (8.5% of net assets as of December 31, 2019), is a Japanese multinational conglomerate whose business includes consumer and professional electronics, entertainment and financial services; growth in the company’s music revenue and image sensor businesses increased operating profits; Nestle SA (3.2%), is a multinational packaged food company that manufactures and markets a wide range of food products. High margins and a solid balance sheet increased performance; and Landis+Gyr Group AG (2.3%), the company manufactures meters and related software for electricity and gas utilities. The company’s net revenues were up year over year.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Some of our weaker performing securities were: Millicom International Cellular SA (2.8%), is an international telecommunications and media company offering a wide range of digital services to more than 51 million customers in eleven markets in Africa and Latin America. The company declined due to preliminary talks by Liberty Latin America to acquire Millicom falling through in early 2019; CHR Hansen Holdings A/S (1.2%), develops and produces natural ingredients such as cultures, enzymes, probiotics, and natural colors. Lackluster growth and weaker demands across all its end market segments; and Jardine Strategic Holdings Ltd. (1.0%), is an investment holding company that engages in the business of engineering and construction, transport services, insurance broking, luxury hotels, and financial services. The Group’s profit decreased across most of the businesses due to weaker consumer sentiment.

Thank you for your investment in the Gabelli Global Rising Income and Dividend Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (2/3/94)
Class AAA (GAGCX)	14.38%	4.74%	5.20%	3.31%	4.54%
ICE Bank of America Merrill Lynch Global 300 Convertible Index	13.74	7.54	8.07	6.76	N/A	(b)
MSCI World Index	27.67	8.74	9.47	6.92	7.06	(c)
Lipper Convertible Securities Fund Average	23.85	7.33	8.75	6.98	7.69
Class A (GAGAX)	14.35	4.70	5.19	3.32	4.56
With sales charge (d)	7.77	3.47	4.57	2.91	4.32
Class C (GACCX)	13.61	3.93	4.05	2.29	3.87
With contingent deferred sales charge (e)	12.61	3.93	4.05	2.29	3.87
Class I (GAGIX)	15.11	5.23	5.56	3.60	4.71

In the current prospectuses dated April 30, 2019, as amended by the supplement dated December 3, 2019, the gross expense ratios for Class AAA, A, C, and I Shares are 1.67%, 1.67%, 2.42%, and 1.42%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) is 0.90%. See page 11 for the expense ratios for the year ended December 31, 2019. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The ICE Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	There are no data available for the ICE Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(c)	MSCI World Index since inception performance is as of January 31, 1994.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Global Rising Income and Dividend Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$1,040.60	1.58%	$ 8.13
Class A	$1,000.00	$1,040.50	1.60%	$ 8.23
Class C	$1,000.00	$1,037.40	2.24%	$11.50
Class I	$1,000.00	$1,043.50	0.98%	$ 5.05
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.24	1.58%	$ 8.03
Class A	$1,000.00	$1,017.14	1.60%	$ 8.13
Class C	$1,000.00	$1,013.91	2.24%	$11.37
Class I	$1,000.00	$1,020.27	0.98%	$ 4.99

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Global Rising Income and Dividend Fund

Food and Beverage	19.3%
Financial Services	10.8%
Electronics	8.6%
Diversified Industrial	6.5%
Consumer Products	5.4%
Telecommunications	5.1%
Energy and Utilities	4.7%
Machinery	3.8%
Entertainment	3.6%
Health Care	3.2%
U.S. Government Obligations	2.9%
Wireless Communications	2.8%
Energy and Energy Services	2.8%
Hotels and Gaming	2.6%
Building and Construction	2.2%

Cable and Satellite	2.2%
Automotive: Parts and Accessories	2.1%
Consumer Services	1.5%
Aerospace and Defense	1.4%
Business Services	1.4%
Equipment and Supplies	1.2%
Computer Software and Services	1.1%
Publishing	1.1%
Specialty Chemicals	1.0%
Retail	0.9%
Automotive	0.4%
Aviation: Parts and Services	0.3%
Other Assets and Liabilities (Net)	1.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2019

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Energy and Utilities — 0.2%
$100,000	Chart Industries Inc., 1.000%, 11/15/24(a)	$100,000	$131,910

Shares
	COMMON STOCKS — 95.8%
	Aerospace and Defense — 1.4%
5,000	Aerojet Rocketdyne Holdings Inc.†	49,073	228,300
1,800	L3Harris Technologies Inc.	142,102	356,166
6,000	Ultra Electronics Holdings plc	125,298	168,013

		316,473	752,479

	Automotive — 0.4%
1,000	Volkswagen AG	167,644	194,335

	Automotive: Parts and Accessories — 2.1%
19,000	Dana Inc.	321,675	345,800
2,000	Genuine Parts Co.	179,604	212,460
3,000	Linamar Corp.	132,977	113,504
46,000	Uni-Select Inc.	744,264	403,481
4,000	Veoneer Inc.†	166,140	62,480

		1,544,660	1,137,725

	Aviation: Parts and Services — 0.3%
200	Curtiss-Wright Corp.	17,951	28,178
32,000	Signature Aviation plc	165,734	134,453

		183,685	162,631

	Building and Construction — 2.2%
333	Arcosa Inc.	7,045	14,835
15,000	Armstrong Flooring Inc.†	256,062	64,050
500	Chofu Seisakusho Co. Ltd.	11,059	11,339
14,000	GCP Applied Technologies Inc.†	359,551	317,940
10,000	Herc Holdings Inc.†	330,599	489,400
6,000	Johnson Controls International plc	211,053	244,260
1,220	Lennar Corp., Cl. B	45,281	54,534

		1,220,650	1,196,358

	Business Services — 1.4%
14,000	JCDecaux SA	427,423	431,542
8,000	Matthews International Corp., Cl. A	350,720	305,360

		778,143	736,902

	Cable and Satellite — 2.2%
514	DISH Network Corp., Cl. A†	19,055	18,232
800	EchoStar Corp., Cl. A†	33,391	34,648
1,000	Liberty Global plc, Cl. A†	32,167	22,740
3,000	Liberty Global plc, Cl. C†	102,756	65,385
1,000	Liberty Latin America Ltd., Cl. A†	21,774	19,300
20,000	Rogers Communications Inc., Cl. B	707,828	993,400

		916,971	1,153,705

Shares		Cost	Market Value
	Computer Software and Services — 1.1%
1,000	AVEVA Group plc	$32,213	$61,674
34,000	Hewlett Packard Enterprise Co.	466,526	539,240

		498,739	600,914

	Consumer Products — 5.4%
21,000	Essity AB, Cl. A	557,317	675,984
9,034	Hunter Douglas NV	406,950	587,742
2,000	L’Oreal SA	335,032	592,260
1,500	Salvatore Ferragamo SpA	29,710	31,548
16,000	Scandinavian Tobacco Group A/S	244,046	195,141
4,500	Svenska Cellulosa AB SCA, Cl. A	29,603	47,996
10,000	Swedish Match AB	341,330	515,462
7,000	Unicharm Corp.	139,942	238,369

		2,083,930	2,884,502

	Consumer Services — 1.5%
12,000	Ashtead Group plc	239,543	383,713
200	Boyd Group Services Inc.	14,694	31,112
1,500	Macquarie Infrastructure Corp.	64,095	64,260
8,500	ServiceMaster Global Holdings Inc.†	300,947	328,610

		619,279	807,695

	Diversified Industrial — 6.5%
1,000	Aker ASA, Cl. A	61,687	61,907
8,000	Ampco-Pittsburgh Corp.†	73,770	24,080
2,500	Ardagh Group SA	33,286	48,950
8,000	Bouygues SA	332,884	339,921
500	Crane Co.	37,572	43,190
17,200	EnPro Industries Inc.	1,201,917	1,150,336
7,500	Jardine Matheson Holdings Ltd.	400,456	417,000
17,000	Jardine Strategic Holdings Ltd.	580,912	521,050
14,500	Myers Industries Inc.	224,775	241,860
11,500	Nilfisk Holding A/S†	193,613	251,687
800	Park-Ohio Holdings Corp.	24,932	26,920
1,000	Sulzer AG	108,207	111,593
4,000	Textron Inc.	156,075	178,400
3,000	Trinity Industries Inc.	57,151	66,450

		3,487,237	3,483,344

	Electronics — 8.6%
36,000	Sony Corp.	999,862	2,452,128
31,000	Sony Corp., ADR	663,567	2,108,000
1,500	Stratasys Ltd.†	29,905	30,338

		1,693,334	4,590,466

	Energy and Energy Services — 2.8%
6,000	BP plc, ADR.	202,748	226,440
12,000	Landis+Gyr Group AG	731,326	1,248,605

		934,074	1,475,045

	Energy and Utilities — 4.5%
10,000	Cameco Corp.	102,341	89,000
500	Cheniere Energy Inc.†	31,425	30,535

See accompanying notes to financial statements.

6

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
7,500	National Fuel Gas Co.	$391,149	$349,050
16,000	National Grid plc, ADR	1,105,237	1,002,720
10,000	Royal Dutch Shell plc, Cl. B	227,355	296,646
20,000	Severn Trent plc	542,019	666,278
200,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(b)	0	0

		2,399,526	2,434,229

	Entertainment — 3.6%
9,000	Discovery Inc., Cl. A†	235,500	294,660
22,000	Grupo Televisa SAB, ADR	426,256	258,060
28,000	International Game Technology plc	492,079	419,160
100,000	ITV plc	253,825	200,016
954	ViacomCBS Inc., Cl. A	50,425	42,806
7,155	ViacomCBS Inc., Cl. B	337,974	300,295
15,000	Vivendi SA	371,240	434,436

		2,167,299	1,949,433

	Equipment and Supplies — 1.2%
4,500	Graco Inc.	100,232	234,000
12,500	Mueller Industries Inc.	353,268	396,875

		453,500	630,875

	Financial Services — 10.8%
1,000	American Express Co.	80,155	124,490
8,800	American International Group Inc.	341,298	451,704
2,000	Bank of America Corp.	60,160	70,440
3	Berkshire Hathaway Inc., Cl. A†	358,105	1,018,770
8,000	Citigroup Inc.	453,300	639,120
4,000	Comerica Inc.	172,912	287,000
8,000	Deutsche Bank AG	59,019	62,240
4,200	EXOR NV	156,204	325,447
27,000	FinecoBank Banca Fineco SpA	182,261	323,758
60,000	GAM Holding AG†	388,396	173,838
2,000	Julius Baer Group Ltd.	98,060	103,182
17,500	Kinnevik AB, Cl. A	551,565	445,611
500	Kinnevik AB, Cl. B	15,085	12,225
3,500	Legg Mason Inc.	94,123	125,685
5,000	Morgan Stanley	122,102	255,600
30,000	Resona Holdings Inc.	152,741	132,253
1,000	State Street Corp.	59,450	79,100
1,000	T. Rowe Price Group Inc.	71,771	121,840
10,000	The Bank of New York Mellon Corp.	315,339	503,300
1,500	The PNC Financial Services Group Inc.	102,907	239,445
5,000	UBS Group AG	82,880	62,900
4,000	Wells Fargo & Co.	137,920	215,200

		4,055,753	5,773,148

	Food and Beverage — 19.3%
2,000	Campbell Soup Co.	68,687	98,840
8,000	Chr. Hansen Holding A/S	364,041	635,739

Shares		Cost	Market Value
7,500	Danone SA	$528,728	$621,705
130,000	Davide Campari-Milano SpA	483,830	1,186,988
6,000	Diageo plc, ADR	665,409	1,010,520
4,000	Fomento Economico Mexicano SAB de CV, ADR	320,374	378,040
2,000	Heineken NV	133,144	212,944
2,500	Kellogg Co.	127,291	172,900
4,000	Kerry Group plc, Cl. A	300,765	493,550
10,900	Kikkoman Corp.	350,663	538,705
5,000	Maple Leaf Foods Inc., Toronto	101,615	99,650
1,500	McCormick & Co. Inc., Cl. V	133,799	256,605
1,500	McCormick & Co. Inc., Non-Voting	106,428	254,595
800	National Beverage Corp.†	32,665	40,816
16,000	Nestlé SA	1,149,833	1,732,259
3,500	Pernod Ricard SA	398,941	625,799
14,000	Remy Cointreau SA	1,034,431	1,719,574
6,000	The Kraft Heinz Co.	175,646	192,780
1,000	Yakult Honsha Co. Ltd.	63,025	55,497
400,000	Yashili International Holdings Ltd.	130,469	35,933

		6,669,784	10,363,439

	Health Care — 3.2%
20,000	Achaogen Inc.†	4,200	200
4,000	Bristol-Myers Squibb Co.	177,668	256,760
16,000	Clovis Oncology Inc.†	168,002	166,800
7,000	Cutera Inc.†	137,541	250,670
1,000	ICU Medical Inc.†	57,679	187,120
4,000	Idorsia Ltd.†	41,180	123,745
1,600	Johnson & Johnson	182,234	233,392
2,500	Patterson Cos. Inc.	68,005	51,200
6,000	Pfizer Inc.	150,570	235,080
5,000	Roche Holding AG, ADR	93,345	203,300

		1,080,424	1,708,267

	Hotels and Gaming — 2.6%
250,000	Mandarin Oriental International Ltd.	408,479	455,000
180,000	The Hongkong & Shanghai Hotels Ltd.	270,882	192,883
225,000	William Hill plc	678,144	561,651
1,500	Wynn Resorts Ltd.	159,493	208,305

		1,516,998	1,417,839

	Machinery — 3.8%
104,000	CNH Industrial NV, Borsa Italiana	994,865	1,142,075
50,000	CNH Industrial NV, New York	444,471	550,000
1,200	Mueller Water Products Inc., Cl. A	13,587	14,376
2,000	NKT A/S†	39,457	48,275
28,000	Twin Disc Inc.†	606,230	308,560

		2,098,610	2,063,286

	Publishing — 1.1%
38,000	The E.W. Scripps Co., Cl. A	680,679	596,980

See accompanying notes to financial statements.

7

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail — 0.9%
6,753	Hertz Global Holdings Inc.†	$79,442	$106,360
500	Ingles Markets Inc., Cl. A	15,760	23,755
4,500	J.C. Penney Co. Inc.†	16,032	5,040
4,000	Macy’s Inc.	82,499	68,000
2,000	Nathan’s Famous Inc.	123,459	141,760
2,400	Walgreens Boots Alliance Inc.	146,920	141,504

		464,112	486,419

	Specialty Chemicals — 1.0%
700	Ashland Global Holdings Inc.	35,829	53,571
3,000	International Flavors & Fragrances Inc.	312,534	387,060
200	The Chemours Co.	1,719	3,618
4,000	Valvoline Inc.	83,077	85,640

		433,159	529,889

	Telecommunications — 5.1%
2,000	CenturyLink Inc.	24,356	26,420
11,000	Cincinnati Bell Inc.†	97,920	115,170
3,000	Deutsche Telekom AG, ADR	53,860	48,870
4,000	Frontier Communications Corp.†	4,060	3,558
50,000	Koninklijke KPN NV	139,515	147,560
60,000	Pharol SGPS SA, ADR†	30,852	5,521
2,400	Proximus SA	65,242	68,702
130,000	Sistema PJSC FC, GDR	672,709	633,620
90,000	Sprint Corp.†	574,200	468,900
58,000	Telefonica Deutschland Holding AG	317,044	168,112
60,000	VEON Ltd., ADR	242,602	151,800
3,000	Verizon Communications Inc.	144,345	184,200
38,000	Vodafone Group plc, ADR	1,096,592	734,540

		3,463,297	2,756,973

	Wireless Communications — 2.8%
31,000	Millicom International Cellular SA, SDR	1,906,848	1,484,741

	TOTAL COMMON STOCKS	41,834,808	51,371,619

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 2.9%
$1,578,000	U.S. Treasury Bills, 1.487% to 1.555%††, 01/30/20 to 03/26/20	$1,574,317	$1,574,413

	TOTAL INVESTMENTS — 98.9%	$43,509,125	53,077,942

	Other Assets and Liabilities (Net) — 1.1%		572,847

	NET ASSETS — 100.0%		$53,650,789

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value

Europe	46.9%	$24,880,460
United States	35.2	18,673,079
Japan	10.4	5,536,291
Canada	3.2	1,730,146
Asia/Pacific	3.1	1,621,866
Latin America	1.2	636,100

	100.0%	$53,077,942

See accompanying notes to financial statements.

8

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investments, at value (cost $43,509,125)	$53,077,942
Foreign currency, at value (cost $472)	475
Cash	1,912
Receivable for Fund shares sold	857,203
Receivable from Adviser	13,453
Dividends and interest receivable	125,716
Prepaid expenses	23,893

Total Assets	54,100,594

Liabilities:
Payable for Fund shares redeemed	325,327
Payable for investment advisory fees	44,374
Payable for accounting fees	11,250
Payable for distribution fees	2,867
Payable for legal and audit fees	30,999
Payable for shareholder communications expenses	20,903
Payable for custody expenses	5,340
Other accrued expenses	8,745

Total Liabilities	449,805

Net Assets (applicable to 2,056,078 shares outstanding)	$53,650,789

Net Assets Consist of:
Paid-in capital	$44,587,213
Total distributable earnings	9,063,576

Net Assets	$53,650,789

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,193,638 ÷ 236,581 shares outstanding; 75,000,000 shares authorized)	$26.18
Class A:
Net Asset Value and redemption price per share ($1,441,236 ÷ 54,937 shares outstanding; 50,000,000 shares authorized)	$26.23
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$27.83
Class C:
Net Asset Value and offering price per share ($1,835,909 ÷ 83,681 shares outstanding; 25,000,000 shares authorized)	$21.94	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($44,180,006 ÷ 1,680,879 shares outstanding; 25,000,000 shares authorized)	$26.28

(a)	Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2019
Investment Income:
Dividends (net of foreign withholding taxes of $80,171)	$895,755
Income from non-cash dividends	103,325
Interest	10,739

Total Investment Income	1,009,819

Expenses:
Investment advisory fees	505,729
Distribution fees - Class AAA	13,101
Distribution fees - Class A	3,787
Distribution fees - Class C	19,037
Shareholder communications expenses	44,348
Registration expenses	40,017
Legal and audit fees	36,803
Accounting fees	33,750
Custodian fees	23,509
Shareholder services fees	20,051
Directors’ fees	14,419
Interest expense	622
Miscellaneous expenses	15,582

Total Expenses	770,755

Less:
Expense reimbursements (See Note 3)	(196,584)
Expenses paid indirectly by broker (See Note 6)	(1,536)

Total Reimbursements and Credits	(198,120)

Net Expenses	572,635

Net Investment Income	437,184

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(49,343)
Net realized loss on foreign currency transactions	(5,618)

Net realized loss on investments and foreign currency transactions	(54,961)

Net change in unrealized appreciation/depreciation: on investments	6,629,787
on foreign currency translations	905

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,630,692

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	6,575,731

Net Increase in Net Assets Resulting from Operations	$7,012,915

See accompanying notes to financial statements.

9

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$437,184	$710,709
Net realized gain/(loss) on investments and foreign currency transactions	(54,961)	180,868
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,630,692	(8,653,334)

Net Increase/(Decrease) in Net Assets Resulting from Operations	7,012,915	(7,761,757)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(29,111)	(80,933)
Class A	(6,320)	(24,198)
Class C	(2,980)	(25,409)
Class I	(478,972)	(963,201)

Total Distributions to Shareholders	(517,383)	(1,093,741)

Capital Share Transactions:
Class AAA	578,125	(1,815,916)
Class A	(211,815)	542,226
Class C	(662,838)	574,810
Class I	(121,263)	(13,404,542)

Net Decrease in Net Assets from Capital Share Transactions	(417,791)	(14,103,422)

Redemption Fees	2	—

Net Increase/(Decrease) in Net Assets	6,077,743	(22,958,920)
Net Assets:
Beginning of year	47,573,046	70,531,966

End of year	$53,650,789	$47,573,046

See accompanying notes to financial statements.

10

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate
Class AAA
2019	$23.00	$ 0.08	(e)	$ 3.22	$ 3.30	$(0.08)	$(0.04)	—	$(0.12)	$0.00	$26.18	14.4%	$ 6,194	0.34	%(e)	1.70%	1.65	%(f)	5%
2018	27.20	0.16		(3.98)	(3.82)	(0.20)	(0.18)	—	(0.38)	—	23.00	(14.0)	4,929	0.60		1.67	1.67		20
2017	22.80	0.03		4.74	4.77	(0.07)	(0.28)	$(0.02)	(0.37)	0.00	27.20	20.9	7,672	0.12		1.62	1.62		24
2016	21.85	0.27		0.91	1.18	(0.23)	—	—	(0.23)	—	22.80	5.4	4,598	1.21		1.61	1.61	(g)	52
2015	22.01	(0.09)		0.22	0.13	—	(0.29)	—	(0.29)	—	21.85	0.6	7,121	(0.41)		1.75	1.75	(h)	167
Class A
2019	$23.04	$ 0.09	(e)	$ 3.21	$ 3.30	$(0.07)	$(0.04)	—	$(0.11)	$0.00	$26.23	14.4%	$ 1,441	0.35	%(e)	1.70%	1.66	%(f)	5%
2018	27.26	0.16		(3.99)	(3.83)	(0.21)	(0.18)	—	(0.39)	—	23.04	(14.0)	1,465	0.61		1.67	1.67		20
2017	22.86	0.05		4.74	4.79	(0.09)	(0.28)	$(0.02)	(0.39)	0.00	27.26	20.9	1,178	0.18		1.62	1.62		24
2016	21.90	0.25		0.93	1.18	(0.22)	—	—	(0.22)	—	22.86	5.4	480	1.15		1.61	1.61	(g)	52
2015	22.10	(0.10)		0.19	0.09	—	(0.29)	—	(0.29)	—	21.90	0.4	694	(0.44)		1.75	1.75	(h)	167
Class C
2019	$19.35	$(0.09	)(e)	$ 2.72	$ 2.63	—	$(0.04)	—	$(0.04)	$0.00	$21.94	13.6%	$ 1,836	(0.43	)%(e)	2.45%	2.37	%(f)	5%
2018	22.93	(0.02)		(3.35)	(3.37)	$(0.03)	(0.18)	—	(0.21)	—	19.35	(14.7)	2,245	(0.09)		2.42	2.42		20
2017	19.36	(0.14)		4.01	3.87	—	(0.28)	$(0.02)	(0.30)	0.00	22.93	20.0	2,127	(0.62)		2.37	2.37		24
2016	18.61	0.06		0.80	0.86	(0.11)	—	—	(0.11)	—	19.36	4.6	721	0.31		2.36	2.36	(g)	52
2015	18.97	(0.24)		0.17	(0.07)	—	(0.29)	—	(0.29)	—	18.61	(0.4)	595	(1.26)		2.50	2.20	(h)	167
Class I
2019	$23.08	$ 0.25	(e)	$ 3.24	$ 3.49	$(0.25)	$(0.04)	—	$(0.29)	$0.00	$26.28	15.1%	$44,180	1.01	%(e)	1.45%	0.99	%(f)	5%
2018	27.35	0.35		(4.04)	(3.69)	(0.40)	(0.18)	—	(0.58)	—	23.08	(13.40)	38,934	1.32		1.42	1.00	(f)	20
2017	22.89	0.19		4.78	4.97	(0.21)	(0.28)	$(0.02)	(0.51)	0.00	27.35	21.7	59,555	0.74		1.37	1.00	(f)	24
2016	21.94	0.31		0.95	1.26	(0.31)	—	—	(0.31)	—	22.89	5.8	37,344	1.39		1.36	1.27	(f)(g)	52
2015	22.13	(0.04)		0.17	0.13	(0.03)	(0.29)	—	(0.32)	—	21.94	0.6	36,371	(0.19)		1.50	1.50	(h)	167

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, and 2016, there was no impact to the expenses ratio. For the year ended December 31, 2015, if credits had not been received, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I).

(d)	The Fund incurred interest expense during the years ended December 31, 2019, 2018, 2017, 2016, and 2015, and the effect of the interest expense was minimal.
(e)

Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.03 (Class AAA), 0.04 (Class A), (0.13) (Class C), and 0.20 (Class I), and the net investment income ratio would have been 0.14% (Class AAA and Class A), (0.64%) (Class C), and 0.80% (Class I), respectively.

(f)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $196,584 for the year ended December 31, 2019 and certain Class I expenses to the Fund of $211,071, $175,468, and $36,018 for the years ended December 31, 2018, 2017, and 2016, respectively.

(g)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.46% (Class AAA), 1.44% (Class A), 2.20% (Class C), and 1.10% (Class I).

(h)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I).

See accompanying notes to financial statements.

11

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

12

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$2,434,229	—	$0	$2,434,229
Other Industries (a)	48,937,390	—	—	48,937,390
Total Common Stocks	51,371,619	—	0	51,371,619
Convertible Corporate Bonds (a)	—	$131,910	—	131,910
U.S. Government Obligations	—	1,574,413	—	1,574,413
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$51,371,619	$1,706,323	$0	$53,077,942

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where

13

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts, if any, are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

14

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The Fund’s derivative contracts held at December 31, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2019, the Fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2019, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of

15

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2019, if any, refer to the Schedule of Investments.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign

16

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclasses of realized foreign currency and redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $135, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$502,720	$718,621
Net long term capital gains	14,663	375,120

Total distributions paid	$517,383	$1,093,741

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$9,063,576

Total	$9,063,576

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$44,014,897	$13,681,540	$(4,618,495)	$9,063,045

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for

17

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2019, the Adviser reimbursed expenses in the amount of $196,584. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2019, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $407,655:

For the year ended December 31, 2018, expiring December 31, 2020	$211,071
For the year ended December 31, 2019, expiring December 31, 2021	196,584

$407,655

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

18

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $2,742,136 and $4,865,910, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid brokerage commissions on security trades of $3,394 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,755 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,536.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $33,750 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2019, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

19

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	55,209	$1,412,343	17,059	$459,298
Shares issued upon reinvestment of distributions	1,071	28,072	3,432	77,851
Shares redeemed	(34,012)	(862,290)	(88,188)	(2,353,065)

Net increase/(decrease)	22,268	$578,125	(67,697)	$(1,815,916)

Class A
Shares sold	14,445	$363,666	43,934	$1,173,482
Shares issued upon reinvestment of distributions	235	6,170	1,015	23,051
Shares redeemed	(23,320)	(581,651)	(24,574)	(654,307)

Net increase/(decrease)	(8,640)	$(211,815)	20,375	$542,226

Class C
Shares sold	19,741	$423,760	58,420	$1,332,127
Shares issued upon reinvestment of distributions	133	2,922	1,314	25,079
Shares redeemed	(52,188)	(1,089,520)	(36,509)	(782,396)

Net increase/(decrease)	(32,314)	$(662,838)	23,225	$574,810

Class I
Shares sold	51,137	$1,300,988	251,351	$6,807,172
Shares issued upon reinvestment of distributions	11,724	308,583	42,320	963,201
Shares redeemed	(69,005)	(1,730,834)	(784,393)	(21,174,915)

Net decrease	(6,144)	$(121,263)	(490,722)	$(13,404,542)

9. Significant Shareholder. As of December 31, 2019, approximately 77.3% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Rising Income and Dividend Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Rising Income and Dividend Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

21

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2019, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2019) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global equity income funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Equity Income Fund Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one, three and five year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fifth quintile for the one, three, and ten year periods and in the fourth quintile for the five year period. The Independent Board Members discussed the peer groups in relation to the Fund’s shift in strategy several years ago, and also noted the resulting limited utility of the five year peer performance comparison.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of seven other global equity income funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Board Members noted that the Fund’s total expense ratio was the highest for the Adviser Peer Group and for the Broadridge Expense Peer Group and that, the Fund’s size was significantly lower than the average of the Adviser Peer Group, and lower than the

22

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory  Agreement (Unaudited) (Continued)

average of the Broadridge Expense Peer Group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and did not have a favorable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

23

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 75	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 80	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 84	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1993	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

24

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

25

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.1484, $0.1367, $0.0641, and $0.3100 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $14,663, or the maximum allowable. For the year ended December 31, 2019, 59.85% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.05% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2019, the Fund passed through foreign tax credits of $0.0284, $0.0284, $0.0284, and $0.0284 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2019 which was derived from U.S. Treasury securities was 0.70%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 2.93%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME
AND DIVIDEND FUND

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q419AR

The Gabelli Global Mini Mites Fund

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli Global Mini Mites Fund increased 11.5% compared with an increase of 26.1% for the S&P Developed Small Cap Index. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund, a series of GAMCO Global Series Funds, Inc. commenced investment operations on October 1, 2018. The Fund is a non-diversified open end management investment company whose investment objective is to provide investors with long term capital appreciation by investing primarily in micro-capitalization equity securities.

The Fund’s investment strategy is to invest in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $250 million or less at the time of the Fund’s initial investment. These companies are called micro-cap companies. As a “global” fund, the Fund invests in securities of issuers located in at least three countries and at least 40% of its net assets are invested in securities of non U.S. issuers.

The markets made it look easy in 2019. Stocks, bonds, oil and gold, all returned double-digits. Stocks advanced across market caps, geographies and sectors. The MSCI All Country World Index advanced +27%. The U.S. market outperformed developed international markets, which outperformed emerging markets. Large cap outperformed small cap. Growth outperformed value. Technology was a standout in 2019. The S&P 500 Information Technology sector gained +48%, a full 17 percentage points better than the next best sector, being Communication Services, which, surprise, surprise, is mostly technology stocks.

Selected holdings that contributed positively to performance in 2019 were: Communications Systems Inc. (3.6% of net assets as of December 31, 2019) provides physical connectivity infrastructure and services for global deployments of broadband networks. Revenues increased due to strong pipelines from federal and commercial clients; Avid Technology Inc. (3.3%) specializes in audio and video systems, video editing software, audio editing software, management and distribution services. Strong sales growth in subscription software and sequentially higher maintenance revenue increased performance; and Astec Industries, Inc. (1.9%) which manufactures specialized equipment for asphalt road building, aggregate processing, oil, gas and water well drilling and concrete production. The company is actively aligning the business to meet the current demand in addition; the international strategy will help in accelerating revenue growth.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Some of our weaker performing holdings during the year were: IntriCon Corp. (3.1%) is a designer, developer, manufacturer and distributor of miniature and micro miniature body worn devices. Added operating expenses and lower revenues negatively impacted profitability; Farmer Brothers Co. (3.0%) the company specializes in the manufacture and distribution of coffee, tea, and other food service items. Net sales and revenues both missed their respective consensus estimates; and Twin Disc Inc. (1.5%) designs, manufactures and distributes power transmission equipment for a wide range of applications. Continued operational challenges associated with manufacturing and supply chain issues, compounded by weak oil and gas environment, significantly impacted profitability.

Thank you for your investment in The Gabelli Global Mini Mites Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)

	1 Year	Since Inception (10/1/18)
Class AAA (GAMNX)	11.49%	(3.05)%
S&P Developed SmallCap Index	26.14	2.98
Class A (GMNAX)	11.47	(3.07)
With sales charge (b)	5.06	(7.56)
Class C (GMNCX)	10.83	(3.65)
With contingent deferred sales charge (c)	9.83	(3.65)
Class I (GGMMX )	11.84	(2.85)

In the current prospectuses dated April 30, 2019, as amended by the supplement dated December 3, 2019, the gross expense ratios for Class AAA, A, C, and I Shares are 44.14%, 44.14%, 44.89%, and 43.89%, respectively, and the net expense ratios for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.90%. See page 10 for the expense ratios for the year ended December 31, 2019. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The S&P Developed SmallCap Index is a float adjusted market capitalization weighted index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within the period of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL MINI MITES FUND (CLASS AAA SHARES)

AND S&P DEVELOPED SMALLCAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Global Mini Mites Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past period, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Mini Mites
Actual Fund Return
Class AAA	$1,000.00	$1,035.60	1.21%	$6.21
Class A	$1,000.00	$1,036.50	1.21%	$6.21
Class C	$1,000.00	$1,032.80	1.83%	$9.38
Class I	$1,000.00	$1,037.60	1.00%	$5.14
Hypothetical 5% Return
Class AAA	$1,000.00	$1,019.11	1.21%	$6.16
Class A	$1,000.00	$1,019.11	1.21%	$6.16
Class C	$1,000.00	$1,015.98	1.83%	$9.30
Class I	$1,000.00	$1,020.16	1.00%	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Global Mini Mites Fund

Long Positions
Telecommunications	10.8%
Hotels and Gaming	9.0%
Health Care	8.7%
Computer Software and Services	8.6%
Automotive: Parts and Accessories	8.0%
Business Services	5.6%
Machinery	5.6%
Diversified Industrial	5.3%
Paper and Forest Products	4.8%
Aerospace and Defense	4.7%
Food and Beverage	3.9%
Entertainment	3.8%

Specialty Chemicals	2.8%
Energy and Utilities	2.7%
Real Estate	2.5%
Equipment and Supplies	2.1%
Consumer Products	1.8%
Broadcasting	1.7%
Building and Construction	1.7%
Financials	0.8%
Financial Services	0.7%
Retail	0.2%
Other Assets and Liabilities (Net)	4.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.pgss

5

The Gabelli Global Mini Mites Fund

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 95.8%
	Aerospace and Defense — 4.7%
2,500	Avio SpA	$33,379	$38,867
17,500	Cobham plc	36,490	38,074
800	CPI Aerostructures Inc.†	6,251	5,384
		76,120	82,325

	Automotive: Parts and Accessories — 8.0%
63,000	Opus Group AB	51,180	56,500
400	Smart Eye AB†	4,227	5,039
1,200	Strattec Security Corp.	36,941	26,652
5,700	Uni-Select Inc.	59,938	49,997
		152,286	138,188

	Broadcasting — 1.7%
3,000	Beasley Broadcast Group Inc., Cl. A	12,406	9,270
5,000	Corus Entertainment Inc., Cl. B	24,179	20,484
		36,585	29,754

	Building and Construction — 1.7%
4,000	Armstrong Flooring Inc.†	16,717	17,080
1,000	Gencor Industries Inc.†	12,340	11,670
		29,057	28,750

	Business Services — 5.6%
400	Data Respons ASA	2,143	2,182
7,000	Diebold Nixdorf Inc.†	48,929	73,920
7,000	Internap Corp.†	23,068	7,700
2,200	MoneyGram International Inc.†	5,551	4,620
7,000	Trans-Lux Corp.†	4,174	2,275
3,000	VersaPay Corp.†	6,111	6,192
		89,976	96,889

	Computer Software and Services — 8.6%
5,000	Alithya Group Inc., Cl. A†	17,069	14,100
1,200	Asetek A/S†	4,635	4,237
6,700	Avid Technology Inc.†	33,196	57,486
5,000	GTY Technology Holdings Inc.†	32,349	29,450
70,000	Pacific Online Ltd.	14,777	15,631
8,500	RumbleON Inc., Cl. B†	36,947	7,018
3,000	Sophos Group plc	22,211	22,174
		161,184	150,096

	Consumer Products — 1.8%
1,200	Lifetime Brands Inc.	11,945	8,340
500	Nobility Homes Inc.	11,100	12,000
71,000	Playmates Holdings Ltd.	10,621	10,934
		33,666	31,274

	Diversified Industrial — 5.3%
7,000	Ampco-Pittsburgh Corp.†	24,660	21,070
2,000	Core Molding Technologies Inc.†	10,245	6,500
31,000	Fluence Corp. Ltd.†	7,941	9,354
268	Graham Corp.	5,291	5,864
300	Lawson Products Inc.†	9,486	15,630

Shares		Cost	Market Value

2,000	Myers Industries Inc.	$33,244	$33,360
		90,867	91,778

	Energy and Utilities — 2.7%
2,000	KLX Energy Services Holdings Inc.†	10,991	12,880
3,600	Mitcham Industries Inc.†	13,914	10,332
5,000	PNE AG	22,128	22,546
62	Weatherford International plc†	6,593	1,733
		53,626	47,491

	Entertainment — 3.8%
1,500	Cineplex Inc.	38,782	39,101
2,018	Reading International Inc., Cl. A†	28,194	22,581
100	Xilam Animation SA†	4,332	4,980
		71,308	66,662

	Equipment and Supplies — 2.1%
1,200	The Eastern Co.	30,931	36,636

	Financial Services — 0.7%
1,000	Steel Partners Holdings LP†	14,504	12,102

	Financials — 0.8%
600	BKF Capital Group Inc.†	6,962	7,050
4,000	Harwood Wealth Management Group plc	7,492	7,683
		14,454	14,733

	Food and Beverage — 3.9%
3,500	Farmer Brothers Co.†	63,035	52,710
200	Nathan’s Famous Inc.	13,034	14,176
		76,069	66,886

	Health Care — 8.7%
60,000	Achaogen Inc.†	12,750	600
300	Consort Medical plc	4,085	4,073
400	Cutera Inc.†	5,603	14,324
3,000	IntriCon Corp.†	66,367	54,000
1,900	IRRAS AB†	4,898	4,747
5,000	National Veterinary Care Ltd.	12,389	12,702
4,000	Oncimmune Holdings plc†	4,931	2,040
7,000	Option Care Health Inc.†	17,134	26,110
3,200	Owens & Minor Inc.	14,704	16,544
2,200	Paratek Pharmaceuticals Inc.†	17,418	8,866
1,300	Tristel plc	4,856	6,630
		165,135	150,636

	Hotels and Gaming — 9.0%
2,200	Canterbury Park Holding Corp.	30,370	27,280
4,000	Cherry AB, Cl. B†(a)	38,859	37,154
19,751	Dover Motorsports Inc.	42,852	36,737
5,500	Full House Resorts Inc.†	13,392	18,425
2,000	Gamenet Group SpA	28,767	29,164
1,000	Inspired Entertainment Inc.†	5,140	6,750
		159,380	155,510

See accompanying notes to financial statements.

6

The Gabelli Global Mini Mites Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery — 5.6%
800	Astec Industries Inc.	$25,919	$33,600
1,300	L.B. Foster Co., Cl. A†	26,228	25,194
2,000	The L.S. Starrett Co., Cl. A†	11,568	11,440
2,400	Twin Disc Inc.†	31,851	26,448
		95,566	96,682

	Paper and Forest Products — 4.8%
9,000	Canfor Corp.†	95,947	84,140

	Real Estate — 2.5%
7,400	Atrium European Real Estate Ltd.	30,534	28,637
5,000	Trinity Place Holdings Inc.†	18,000	15,050
		48,534	43,687

	Retail — 0.2%
1,800	Tuesday Morning Corp.†	3,526	3,330

	Specialty Chemicals — 2.8%
8,000	Treatt plc	43,363	48,746

	Telecommunications — 10.8%
700	Bittium Oyj	4,945	5,104
10,200	Communications Systems Inc.	42,853	62,934
5,000	Consolidated Communications Holdings Inc.	18,143	19,400
5,300	EXFO Inc.†	18,435	24,592
5,000	HC2 Holdings Inc.†	18,419	10,850
22,877	NII Holdings Inc.†	42,645	49,643
800	Nuvera Communications Inc.	14,463	15,200
		159,903	187,723
	TOTAL COMMON STOCKS	1,701,987	1,664,018

Shares		Cost	Market Value

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
693	Weatherford International plc, expire 11/26/23†(a)	$0	$0

	TOTAL INVESTMENTS — 95.8%	$1,701,987	1,664,018

	Other Assets and Liabilities (Net) — 4.2%		73,555

	NET ASSETS — 100.0%		$1,737,573

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

Geographic Diversification	% of Market Value	Market Value
United States	61.1%	$1,015,835
Europe	22.2	370,311
Canada	14.3	238,606
Asia/Pacific	2.4	39,266

	100.0%	$1,664,018

See accompanying notes to financial statements.

7

The Gabelli Global Mini Mites Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at value (cost $1,701,987)	$1,664,018
Foreign currency, at value (cost $1,115)	1,121
Cash	72,543
Receivable for investments sold	3,398
Receivable for Fund shares sold	623
Receivable from Adviser	16,433
Dividends and interest receivable	1,330
Prepaid expenses	27,032

Total Assets	1,786,498

Liabilities:
Payable for investment advisory fees	2,812
Payable for distribution fees	34
Payable for legal and audit fees	27,800
Payable for shareholder communications expenses	11,314
Payable for shareholder services fees	2,912
Other accrued expenses	4,053

Total Liabilities	48,925

Net Assets (applicable to 187,650 shares outstanding)	$1,737,573

Net Assets Consist of:
Paid-in capital	$1,782,101
Total accumulated loss	(44,528)

Net Assets	$1,737,573

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($113,862 ÷ 12,296 shares outstanding; 75,000,000 shares authorized)	$9.26

Class A:
Net Asset Value and redemption price per share ($9,614 ÷ 1,038.6 shares outstanding; 50,000,000 shares authorized)	$9.26

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.82

Class C:
Net Asset Value and offering price per share ($9,543 ÷ 1,034 shares outstanding; 25,000,000 shares authorized)	$9.23	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,604,554 ÷ 173,281 shares outstanding; 25,000,000 shares authorized)	$9.26

(a)	Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $332)	$23,576
Interest	703

Total Investment Income	24,279

Expenses:
Investment advisory fees	13,238
Distribution fees - Class AAA	244
Distribution fees - Class A	23
Distribution fees - Class C	93
Legal and audit fees	37,864
Registration expenses	36,948
Shareholder communications expenses	23,470
Shareholder services fees	10,987
Custodian fees	6,476
Directors’ fees	304
Interest expense	160
Miscellaneous expenses	10,358

Total Expenses	140,165

Less:
Expense reimbursements (See Note 3)	(126,588)

Net Expenses	13,577

Net Investment Income	10,702

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	49,568
Net realized loss on foreign currency transactions	(883)

Net realized gain on investments and foreign currency transactions	48,685

Net change in unrealized appreciation/depreciation: on investments	31,762
on foreign currency translations	10

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	31,772

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	80,457

Net Increase in Net Assets Resulting from Operations	$91,159

See accompanying notes to financial statements.

8

The Gabelli Global Mini Mites Fund

Statement of Changes in Net Assets

	Year Ended	Period Ended
	December 31, 2019	December 31, 2018(a)
Operations:
Net investment income	$10,702	$708
Net realized gain on investments and foreign currency transactions	48,685	17
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	31,772	(69,731)

Net Increase/(Decrease) in Net Assets Resulting from Operations	91,159	(69,006)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(4,122)	(73)
Class A	(351)	(9)
Class C	(305)	(3)
Class I	(61,048)	(824)

Total Distributions to Shareholders	(65,826)	(909)

Capital Share Transactions:
Class AAA	38,276	80,514
Class A	351	10,003
Class C	305	10,009
Class I	1,092,568	550,129

Net Increase in Net Assets from Capital Share Transactions	1,131,500	650,655

Net Increase in Net Assets	1,156,833	580,740
Net Assets:
Beginning of period	580,740	—

End of period	$1,737,573	$580,740

(a)	The Fund commenced investment operations on October 1, 2018.

See accompanying notes to financial statements.

9

The Gabelli Global Mini Mites Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement		Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2019	$8.62	$0.05	$ 0.94	$0.99	$(0.04)		$(0.31)		$(0.35)	$9.26	11.5%	$ 114	0.53%		10.81%		1.23	%(d)	131%
2018(e)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(b)	(0.01)	8.62	(13.7)	70	0.45	(f)	44.14	(f)	1.25	(f)	6
Class A
2019	$8.62	$0.04	$ 0.95	$0.99	$(0.04)		$(0.31)		$(0.35)	$9.26	11.5%	$ 10	0.43%		10.81%		1.23	%(d)	131%
2018(e)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(b)	(0.01)	8.62	(13.7)	9	0.41	(f)	44.14	(f)	1.25	(f)	6
Class C
2019	$8.61	$(0.02)	$ 0.95	$0.93	$(0.00	)(b)	$(0.31)		$(0.31)	$9.23	10.8%	$ 9	(0.25)%		11.56%		1.92	%(d)	131%
2018(e)	10.00	(0.01)	(1.38)	(1.39)	—		(0.00	)(b)	(0.00)	8.61	(13.9)	8	(0.34	)(f)	44.89	(f)	2.00	(f)	6
Class I
2019	$8.61	$0.08	$ 0.94	$1.02	$(0.06)		$(0.31)		$(0.37)	$9.26	11.8%	$1,605	0.84%		10.56%		1.00	%(d)	131%
2018(e)	10.00	0.02	(1.40)	(1.38)	(0.01)		(0.00	)(b)	(0.01)	8.61	(13.8)	494	0.79	(f)	43.89	(f)	1.00	(f)	6

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $126,588 and $43,899 for the year ended December 31, 2019 and the period ended December 31, 2018, respectively.

(d)

The Fund incurred interest expense for the year ended December 31, 2019. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.22% for (Class AAA and Class A), 1.90% for (Class C) and 0.99% for (Class I).

(e)	The Fund commenced investment operations on October 1, 2018.
(f)	Annualized.

See accompanying notes to financial statements.

10

The Gabelli Global Mini Mites Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Mini Mites Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is long term capital appreciation by investing primarily in micro-capitalization equity securities. The Fund commenced investment operations on October 1, 2018.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

11

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Business Services	$94,614	$2,275	—	$96,889
Financials	7,683	7,050	—	14,733
Hotels and Gaming	118,356	—	$37,154	155,510
Other Industries (a)	1,396,886	—	—	1,396,886
Total Common Stocks	1,617,539	9,325	37,154	1,664,018
Warrants (a)	—	—	0	0
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,617,539	$9,325	$37,154	$1,664,018

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2019, the Fund did not have any transfers into or out of Level 3.

12

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments:

	Balance as of 12/31/18	Accrued discounts/ (premiums)	Realized gain/ (loss)	Net Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/19		Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	—	—	—	$(1,705)	$38,859	—	—	—	$37,154		$(1,705)
Warrants (a)	—	—	—	—	0	—	—	—	0		0
TOTAL INVESTMENTS IN SECURITIES	—	—	—	$(1,705)	$38,859	—	—	—	$37,154(b	)	$(1,705)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(b)

The Level 3 common stock was valued at the announced price of the proposed merger transaction. The Level 3 warrants were valued at intrinsic value. The value of these securities at December 31, 2019 was $37,154. The inputs for the valuations of these securities were derived based on the judgement of the Adviser according to procedures approved by the Board of Directors.

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

13

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. As of December 31, 2019, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

14

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclasses of net realized foreign currency gains and losses and redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $54, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the year ended December 31, 2019 and the period ended December 31, 2018 was as follows:

	Year Ended December 31, 2019	Period Ended December 31, 2018
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$65,826	$909

Total	$65,826	$909

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$353
Net unrealized depreciation on investments	(44,881)

Total	$(44,528)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2019, the temporary difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

15

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$1,708,909	$163,596	$(208,487)	$(44,891)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns will remain subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2019, the Adviser reimbursed the Fund in the amount of $126,588. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2019, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $170,487:

For the period ended December 31, 2018, expiring December 31, 2020	$43,899
For the year ended December 31, 2019, expiring December 31, 2021	126,588

$170,487

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman

16

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $2,900,688 and $1,718,849, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid brokerage commissions on security trades of $5,553 to G.research, LLC, an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Adviser did not seek reimbursements for this expense.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the lines of credit during the year ended December 31, 2019 was $12,934 with a weighted average interest rate of 3.51%. The maximum amount borrowed at anytime during the year ended December 31, 2019 was $294,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75% and Class C Shares are subject to a 1.00% contingent deferred sales charge for the period after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2019 and the period ended December 31, 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

17

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	7,140	$65,719	18,101	$180,041
Shares issued upon reinvestment of distributions	448	4,122	9	73
Shares redeemed	(3,402)	(31,565)	(10,000)	(99,600)

Net increase	4,186	$38,276	8,110	$80,514

Class A
Shares sold	—	—	1,000	$10,000
Shares issued upon reinvestment of distributions	39	$351	0*	3

Net increase	39	$351	1,000	$10,003

Class C
Shares sold	—	—	1,000	$10,000
Shares issued upon reinvestment of distributions	33	$305	1	9

Net increase	33	$305	1,001	$10,009

Class I
Shares sold	133,571	$1,256,583	57,223	$549,305
Shares issued upon reinvestment of distributions	6,643	61,048	96	824
Shares redeemed	(24,252)	(225,063)	—	—

Net increase	115,962	$1,092,568	57,319	$550,129

*	Represents fewer than 0.50 shares.
(a)	The Fund commenced investment operations on October 1, 2018.

9. Significant Shareholder. As of December 31, 2019, approximately 68.1% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

18

The Gabelli Global Mini Mites Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Mini Mites Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Mini Mites Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2019 and the period from October 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2019 and the period from October 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

19

The Gabelli Global Mini Mites Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2019, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short term performance of the Fund (as of September 30, 2019) against a peer group of eight other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global small/mid cap fund, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Small/Mid Cap Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one year period, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of eight other global small/mid cap funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio was the third lowest for the Adviser Peer Group and the lowest for the Broadridge Expense Peer Group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

20

The Gabelli Global Mini Mites Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and did not have a favorable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

21

The Gabelli Global Mini Mites Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Mini Mites Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 75	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 80	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 84	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1993	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

22

The Gabelli Global Mini Mites Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For Officers, includes time served in other officer positions with the corporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

23

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from M.I.T., and an MBA from the Wharton School of Business.

Chong-Min Kang joined the Gabelli in 2007 as a research analyst. He currently is a portfolio manager of Gabelli Funds, LLC and a Senior Vice President of GAMCO Investors Inc. Mr. Kang received a BA degree from Boston College and an MBA from the Columbia Business School.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.3479, $0.3454, $0.3101, and $0.3665 per share for Class AAA, Class A, Class C and Class I Shares, respectively. For the year ended December 31, 2019, 10.97% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 31.57% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 7.35% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2019 which was derived from U.S. Treasury securities was 0.50%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Mini Mites Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3634Q419AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $130,900 for 2018 and $130,900 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,500 for 2018 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,000 for 2018 and $19,000 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $4,803 for 2018 and $6,238 for 2019. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $62,121 for 2018 and $68,798 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.